U.S. Bancorp Fund Services, LLC
615 East Michigan Street, 3rd Floor
Milwaukee, WI 53202

December 23, 2004

VIA EDGAR

Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, NW
Washington, DC 20549

RE:    Nicholas Income Fund, Inc. (the "Fund")
Registration Nos. 002-10806/811-00216

Ladies and Gentlemen:

On behalf of the Fund and pursuant to Rule 485(a) of the Securities Act of 1933 ("1933 Act"), transmitted herewith is Post-Effective Amendment No. 89 to the Company’s Registration Statement on Form N-1A. The purpose for this filing is to start a new class of shares ("Class N shares") for the Fund within 60 days hereof. Class N shares will be offered in a separate prospectus and combined statement of additional information with the Fund’s original share class.

Pursuant to Rule 485(a)(1), the Fund anticipates that this filing will be effective 60 days after filing or as soon as possible thereafter. At or before that time, the Fund will file another Post-Effective Amendment to its Registration Statement under Rule 485(b) of the 1933 Act to be effective not earlier than the effective date of this registration statement. The purpose of that filing will be to, among other things: (a) update any missing information; (b) file any updated exhibits to the Registration Statement; (c) combine the Class N shares prospectus for the Fund with Class N shares prospectuses of other Registrants within the Nicholas Funds complex; (d) make any changes in response to SEC comments; and (d) make any other nonmaterial changes as appropriate.

Please telephone the undersigned at (414) 765-5344 with any questions you may have or for any further information you may desire.

Very truly yours,

/s/ Chad E. Fickett

Chad E. Fickett
For U.S. Bancorp Fund Services, LLC

Encl.

cc: Marcia Y. Lucas, Michael, Best & Friedrich LLP

AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 23, 2004
SECURITIES ACT FILE NO. 002-10806
INVESTMENT COMPANY ACT FILE NO. 811-00216

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933: [X]

Pre-Effective Amendment No. ___ [ ]

Post-Effective Amendment No. 89 [X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940: [X]

Amendment No. 30 [X]

(Check Appropriate Box or Boxes)

NICHOLAS INCOME FUND, INC.
(Exact Name of Registrant as Specified in Charter)

700 North Water Street
Milwaukee, WI 53202
(Address of Principal Executive Offices)
(414) 272-6133
Registrant's Telephone Number, Including Area Code

Jeffrey T. May, Senior Vice President
Nicholas High Income Fund, Inc.
700 North Water Street
Milwaukee, WI 53202
(Name and Address of Agent for Service)

WITH A COPY TO:
K. Thor Lundgren, Esq.
Marcia Y. Lucas, Esq.
Michael Best & Friedrich LLP
100 East Wisconsin Avenue, Suite 1900
Milwaukee, WI 53202

It is proposed that this filing will become effective (check appropriate box):

[ ] immediately upon filing pursuant to paragraph (b).

[ ] on __________pursuant to paragraph (b).

[ x ] 60 days after filing pursuant to paragraph (a)(1).

[ ] on (date) pursuant to paragraph (a)(1).

[ ] 75 days after filing pursuant to paragraph (a)(2).

[ ] on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

NICHOLAS HIGH INCOME FUND, INC.

Prospectus

_______________, 2005

Nicholas High Income Fund, Inc. is a diversified mutual fund.
The Fund's primary investment objective is to seek high current income, by investing primarily in high yield bonds.
Capital appreciation is a secondary objective that is sought only when consistent with the Fund's primary investment objective.

This Prospectus gives vital information about the Class N shares of the Fund.
For your benefit and protection, please read it before you invest, and keep it on hand for future reference.

Investment Adviser
NICHOLAS COMPANY, INC.

Minimum Initial Investment - $500

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved of the Fund's shares or
determined whether this prospectus is truthful or complete.
Any representation to the contrary is a criminal offense.

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER IS NOT PERMITTED.

700 North Water Street -- Milwaukee, Wisconsin 53202

TABLE OF CONTENTS

You should rely only on the information contained in this document, or incorporated by reference. The Fund has not authorized anyone to provide you with information that is different.

This Prospectus is not an offer to sell, or a solicitation of an offer to buy shares of the Fund to any person in any state or jurisdiction where it is unlawful to make such an offer. Changes in the affairs of the Fund have possibly occurred between the date of the Prospectus and the time you receive it.

OVERVIEW

Investment Objectives

The Fund seeks high current income by investing primarily in high yield corporate bonds (also known as "non-investment grade bonds" or "junk bonds"). Capital appreciation is a secondary objective that is sought only when consistent with the Fund's primary investment objective.

Principal Investment Strategies

To pursue the Fund's investment objective, it primarily invests in a diversified portfolio of fixed income securities, including high yield corporate bonds, debentures and preferred stocks, securities convertible into common stocks, and common stocks. The Fund does not have a pre-set asset allocation strategy which would require that the Fund maintain a specific percentage of its assets in income-related securities (i.e., bonds) and equity-related securities (i.e., stocks).

The Fund's fixed income investments may include rated and unrated securities. The Fund may invest in securities of any credit quality. The Fund is not subject to any limitations as to the percentage of its assets which must be invested in securities within the rating categories. The Fund invests in both short-term and long-term debt, and is not limited as to the maturities of the corporate debt securities in which it invests.

In selecting investments, the Adviser performs its own in-depth credit analysis on the credit quality of issuers. In this evaluation, the Adviser will consider, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters. The Adviser also evaluates the long-term outlook for interest rate movement in selecting investments. By doing so, the Adviser attempts to mitigate potential interest rate and credit risk volatility by selecting investments which it believes offer reasonable prospects for preservation of capital values.

For further information on the Fund's principal investment strategies and how the Fund invests, see "Investment Objectives, Principal Investment Strategies and Risks."

Principal Risks of Investing

As with any mutual fund, the Fund cannot guarantee that it will meet its goals or that its performance will be positive over any period of time. The Fund's investments change in value. Consequently, the value of your Fund shares may change. If the value of the Fund shares or the values of the Fund's investments go down, you may lose money.

The principal risks of investing in the Fund are:

Credit Risk - Credit risk refers to an issuer's ability to make timely payments of interest or principal. Because the Fund primarily invests in non-investment grade debt securities (securities with lower credit qualities), the Fund is subject to a higher level of credit risk than a fund that only invests in investment grade securities. Recognized rating agencies consider the credit quality of non-investment grade securities to be speculative with respect to the issuer's continuing ability to pay interest or principal. Lower grade securities may have less liquidity, a higher incidence of default and the Fund may incur higher expenditures to protect the Fund's interest in such securities than investments in higher grade securities. Issuers of lower grade securities generally are more sensitive to negative corporate developments, such as a decline in issuer profits, or adverse economic conditions, such as a recession, than issuers of higher grade securities.

Interest Rate Risk - Interest rate risk refers to the risk that the prices of the Fund's investments, particularly the debt securities in which the Fund primarily invests, are likely to fall if interest rates rise. This is because the prices of debt securities typically move in the opposite direction of interest rates. Debt securities with longer maturities generally are affected to a greater degree than debt securities with shorter maturities. Because the Fund does not have a policy limiting the maturity of its investments, and the Fund may invest in debt securities with longer maturities, the Fund may be subject to greater interest rate risk than a fund that invests primarily in short-term debt securities.

High Yield Bond Market Risk - The entire high yield bond market can experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high-profile default or just a change in the market's volatility.

Call Risk - If interest rates fall, it is possible that issuers of bonds with high interest rates will prepay or "call" their bonds before their maturity dates. In such event, the proceeds could be reinvested by the Fund in bonds with the new, lower interest rates, resulting in a possible decline in the Fund's income and distributions to shareholders.

Selection Risk - The Fund also is subject to selection risk, which is the risk that the investments the Fund's adviser selects will underperform markets or other mutual funds with similar investment objectives and strategies.

Liquidity Risk - The Fund may invest in restricted or illiquid securities. Difficulty in selling a security may result in a loss to the Fund or additional costs. In addition, because the market for lower rated debt securities may be thinner and less active than for higher rated securities, there may be market price volatility for the Fund's lower rated debt securities and limited liquidity in the resale market.

Stock Market Risk - To the extent the Fund's investments include stocks of publicly traded entities, there is a possibility that the value of the Fund's investments will decrease because of general declines in the stock market or due to specific factors which may adversely affect the value of a specific investment.

Since there are risks inherent in all investments in securities, there is no assurance that the Fund's objectives will be achieved.

For further information on the Fund's principal investment strategies and the risks of investing in the Fund, see "Investment Objectives, Principal Investment Strategies and Risks."

Performance

Class N of the Fund is new and has no performance history. For this reason, the performance information shown below is for another class of shares (Class I) that is not offered in this Prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses. Specifically, the performance shown for the Class I shares does not reflect 0.25% 12b-1 distribution fee or 0.10% shareholder servicing fee that is charged to Class N shares. Had the 12b-1 and shareholder servicing fees been reflected, they would have reduced the returns shown.

The bar chart and table shown below indicate the risks of investing in the Fund. They show the variability of the total return for the Fund's Class I shares for the last ten calendar years and how historical performance for the Fund's Class I compares with a broad measure of market performance.

BAR CHART PLOT POINTS

1995	1996	1997	1998	1999	2000	2001	2002	2003	2004
16.16%	12.37%	13.13%	0.47%	(0.07)%	(12.13)%	8.76%	(10.13)%	22.75%	____

 For the ten calendar year periods shown in the above bar chart, the highest quarterly return was 8.64% (for the quarter ended June 30, 2003) and the lowest quarterly return was (10.61)% (for the quarter ended September 30, 2002).

This next table shows how the average annual total returns for the Fund's Class I shares for the one, five and ten year periods ending on December 31, 2004 (the Fund's most recently completed calendar year), compared to the returns of the Merrill Lynch U.S. High Yield Master II Index. The table also shows the average annual total returns for the Fund's Class I after taxes on distributions and the redemption of all of your Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

One	Five	Ten
Year	Year	Year
Nicholas High Income Fund, Inc. (Class I)
Return Before Taxes (1)%	%	%
Return After Taxes on Distributions (1)%	%	%
Return After Taxes on Distributions and Sale of Fund Shares (1)%	%	%
Merrill Lynch U.S. High Yield Master II Index(2)%	%	%

 __________

(1) Class N charges a 0.25% distribution fee. Had Class I charged this fee, the one-, five- and ten-year returns would have been as follows: returns before taxes, __%, ___%, and ___%; returns after taxes on distributions, ___%, ___% and ___%; and returns after taxes on distributions and sale of fund shares, ___%, ___% and ___%, respectively.

(2) The average annual total returns on the index does not reflect deductions for taxes, fees and expenses.

The Merrill Lynch U.S. High Yield Master II Index is a broad-based index consisting of all U.S.-dollar denominated high yield bonds with a minimum outstanding amount of $100 million and maturing over one year. The quality rating is less than BBB. The Fund has changed its comparative index from the Lehman Brothers U.S. Corporate Intermediate High Yield Bond Index (the "Lehman index") to the Merrill Lynch U.S. High Yield Master II Index (the "Merrill Index") to provide a broader comparison to the overall high yield bond universe. The Lehman Index represents a more narrow universe, holding only high yield bonds with maturities of 10 years of less. The Lehman Index has 1,435 issues and a market value of $528 billion versus the Merrill Index with 1,980 issues and $625 billion in market value.

The Fund's 30-day annualized yield at December 31, 2004 was ____%. Investors can obtain the Fund's current yield by calling 1-800-227-5987 (toll-free).

 Of course, the past performance of the Fund's Class I (before and after taxes)
is no guarantee of its future returns.

FEES AND EXPENSES OF THE FUND

Fund investors pay various fees and expenses, either directly or indirectly. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

Class N

Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None (1)
Exchange Fee	None

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

Class N

Management Fees	0.43%
Distribution (12b-1) Fees	0.25%
Other Expenses (2)	___%
Total Annual Fund Operating Expenses	___%

__________

(1) The Fund's transfer agent charges $15.00 for each wire redemption.

(2) Other Expenses include custodian, transfer agency, shareholder servicing and other customary Fund expenses, and are based on estimated amounts for the year ended December 31, 2005.

Example: This example is intended to help you compare the cost of investing in the Class N shares of the Fund with the cost of investing in other mutual funds.

	One	Three	Five	Ten
	Year	Year	Year	Year
The Example assumes that you invest $10,000 in the Class N shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:	$___	$___	$___	$___

_________

For a further description of the fees paid to the Fund's adviser, Nicholas Company, Inc., see "The Fund's Investment Adviser."

Portfolio Management

Mr. Lawrence J. Pavelec and Mr. David O. Nicholas are Co-Portfolio Managers of the Fund and are primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Lawrence J. Pavelec is a Senior Vice President of the Adviser and employed by the Adviser since April 2003. Mr. David O. Nicholas is President, Chief Investment Officer and a Director of the Adviser, and has been employed by the Adviser since 1986. For a further discussion of Messrs. Lawrence J. Pavelec and David O. Nicholas' experience, see "The Fund's Investment Adviser."

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RISKS

This section provides a more detailed description of the Fund's investment objectives, its principal investment strategies and related risks. The following questions and answers are designed to help you better understand the Fund's principal investment strategies and the principal risks of investing in the Fund.

What is the Fund's primary investment objective?

The investment objective of Nicholas High Income Fund, Inc. is to obtain high current income. In addition, capital appreciation is a secondary goal that is sought only when consistent with the Fund's primary investment objective. Capital appreciation may result, for example, from an improvement in the credit standing of an issuer whose securities are held in the Fund's portfolio or from a general lowering of interest rates, or a combination of both.

How does the Fund pursue its primary investment objective?

The Fund strives to meet its primary investment objective by investing primarily in a diversified portfolio of fixed income securities, including high yield corporate bonds, debentures and preferred stocks, securities convertible into common stocks, and common stocks. The Fund does not have a pre-set asset allocation strategy which would require that the Fund maintain a specific percentage of its assets in income-related securities (i.e., bonds) and equity-related securities (i.e., stocks).

In selecting its investments, the Adviser performs its own in-depth credit analysis on the credit quality of issuers. In this evaluation, the Adviser will consider, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters. The Adviser also evaluates the long-term outlook for interest rate movement. By doing so, the Adviser attempts to mitigate potential interest rate and credit risk volatility by selecting investments which it believes also offer reasonable prospects for preservation of capital values.

What is the credit quality of the Fund's fixed income investments?

The Fund's fixed income investments may include rated and unrated securities. The Fund may invest in securities of any credit quality. The Fund is not subject to any limitations as to the percentage of its assets which must be invested in securities within the rating categories.

The table below is designed to help you understand credit ratings and detail the Fund's credit quality as of December 31, 2004.

Understanding Credit Quality Ratings

Rating agencies such as Standard & Poor's Corporation ("S&P") and Moody's Investor Service, Inc. ("Moody's") evaluate securities on the basis of the issuer's ability to meet all required principal and interest payments. Bonds with ratings above the line in the chart below are considered "investment grade," while those with ratings below the line are regarded as "non-investment grade" or "junk bonds."

At December 31, 2004, ___% of the Fund's total net assets were invested in rated and unrated corporate debt securities. The following table shows the credit quality allocation (including the Adviser's assessment of the credit quality of unrated securities held in the Fund's portfolio) of the portion of the Fund's assets invested in such securities at December 31, 2004.

Credit Rating Category S&P/Moody’s	Percentage of Total Net Assets
AAA/aaa	0%
AA/Aa	0%
A/A	0%
BBB/Baa	0%
BB/Ba	0%
B/B	0%
CCC/Caa	0%
CC/Ca	0%
CC/Ca	0%
C/C	0%
D/-	0%
0%
A detailed explanation of these ratings can be found in the appendix to this prospectus.

Rated Securities

For rated securities, the Fund may invest in securities of any credit quality. In addition to relying, in part, on the ratings assigned to the debt securities, the Fund also will rely on the Adviser's judgment, analysis and experience in evaluating the credit worthiness of the issuer. Accordingly, the achievement of the Fund's investment objectives may be more dependent on the Adviser's own credit analysis than would be the case if the Fund invested primarily in higher quality debt securities.

Unrated Securities

The Fund will invest in unrated securities only when the Adviser believes the financial condition of the issuers of such securities and/or protection afforded by the terms of the securities limit the risk to the Fund to a degree comparable to that of rated securities in which the Fund may invest.

Does the Fund have a policy limiting the maturity of investments?

The Fund does not have a policy limiting the maturity of its investments. The Fund invests in both short-term and long-term debt and equity securities. Debt securities with longer maturities generally tend to produce higher yields but are subject to greater interest rate risk than debt securities with shorter maturities. Most preferred stocks have no stated maturity or redemption date. The weighted average maturity, which is likely to vary from time to time, of the corporate bonds owned by the Fund on December 31, 2004 was ____ years.

May the Fund concentrate its investments in the Electric Utility Industry?

The Fund's Board of Directors, upon the recommendation received by the Fund's Adviser, has removed the parameters requiring the Fund to invest in the electric utility industry when certain criterion were met. In the past, the Fund could have been required to be invested in up to 50% of its total net assets in securities of electric companies. The Fund originally adopted this concentration requirement when the high-yield bond market was not highly developed and electric utility securities provided greater stability. However, electric utility securities no longer provide greater stability, rather they can be higher-risk investments. Under the concentration policy, the Fund may have been exposed to unwanted risk levels.

Does the Fund invest in securities other than fixed income and equity securities?

The Fund expects that a major portion of its portfolio will be invested in fixed income and equity securities in the manner previously described. However, the Fund also may invest in the securities of real estate investment trusts ("REITs") and other real estate-based securities (including securities of companies whose assets consist substantially of real property and interests therein) listed on a national securities exchange or authorized for quotation on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") (subject to the restriction that at the time of investment, the Fund may not invest more than 10% in value of the Fund's total assets in REITS and not more than 25% in value of the Fund's total assets in the real estate industry in the aggregate). In addition, the Fund also may invest in illiquid securities (up to 15% of the Fund's total assets), securities of other investment companies (up to 10% of the Fund's total assets at the time of investment, and provided no sales charge or commission is incurred) and warrants (up to 5% of the value of the Fund's total assets). Warrants not listed on the New York Stock Exchange ("NYSE") or American Stock Exchange may not exceed 2% of the Fund's total assets. In addition, other types of securities in which the Fund also may invest include, but are not limited to, futures, forwards and swaps and other derivative instruments consistent with the Fund's objectives and fundamental investment restrictions. Although not typically part of the Fund's principal investments, from time to time these other securities may be included in the Fund's portfolio. The Fund's Statement of Additional Information provides a more detailed discussion of these types of securities.

Although the Fund's primary investment objective is to obtain high current income, for liquidity or flexibility, the Fund also may invest in cash, cash equivalents and repurchase agreements. Cash and cash equivalent securities will be retained by the Fund in an amount sufficient to provide moderate liquid reserves so that the Fund has sufficient cash to meet shareholder redemption requests and other operating expenses.

Certain circumstances also may arise in which the Fund takes a temporary defensive position. In the case of a temporary defensive position, which could arise from adverse market, economic, political or other conditions, the Fund may hold up to 100% of its portfolio in cash, cash equivalents or U.S. government securities. During any period in which the Fund maintains such a temporary defensive position, it may not achieve its investment objective.

All percentage limitations apply on the date of investment by the Fund. Thus, if an investment satisfies a percentage restriction when it is made, no violation of that restriction is created by changes afterwards in the market value of the investment or total assets of the Fund.

What are the principal risks of investing in Nicholas High Income Fund?

Credit Risk. Credit risk refers to an issuer's ability to make timely payments of interest or principal. Recognized rating agencies consider non-investment grade securities (securities with lower credit qualities) to be speculative with respect to the issuer's continuing ability to pay interest or principal. Because the Fund primarily invests in non-investment grade debt securities, the Fund is subject to a higher level of credit risk than a fund that only invests in investment grade securities. Lower grade securities may have less liquidity, a higher incidence of default and the Fund may incur higher expenditures to protect the Fund's interest in such securities than investments in higher grade securities. Issuers of lower grade securities generally are more sensitive to negative corporate developments, such as a decline in profits, or adverse economic conditions, such as a recession, than issuers of higher grade securities. In addition, the achievement of the Fund's investment goals may be more dependent on the Adviser's own credit analysis than would be the case if the Fund invested primarily in higher quality debt securities.

While the risk of investing in lower rated securities with speculative characteristics is greater than the risk of investing in higher rated securities, the Fund attempts to minimize this risk through diversification of its investments and by analysis of each issuer and its ability to make timely payments of interest and principal.

Interest Rate Risk. Interest rate risk refers to the risk that the prices of the Fund's investments, particularly the debt securities in which the Fund primarily invests, are likely to fall if interest rates rise. This is because the prices of debt securities typically move in the opposite direction of interest rates. Debt securities with longer maturities generally are affected by changes in interest rates to a greater degree than debt securities with shorter maturities. Because the Fund does not have a policy limiting the maturity of its investments, and the Fund may invest in debt securities with longer maturities, the Fund may be subject to greater interest rate risk than a fund that primarily invests in short-term debt securities. In addition, the income you receive from the Fund is based primarily on interest rates, which can vary widely over the short- and long-term. If interest rates decline, your income from the Fund may decline as well.

Investments in Unrated Debt Securities. Unrated securities will be considered for investment by the Fund, but only when the Adviser believes the financial condition of the issuer of such securities and/or protection afforded by the terms of the securities limit the risk to the Fund to a degree comparable to that of rated securities in which the Fund may invest. Although unrated securities are not necessarily of lower quality than rated securities, the market for them may not be as liquid and thus they may carry greater market risk and a higher yield than rated securities. These factors have the effect of limiting the availability for purchase by the Fund and also may limit the ability of the Fund to sell such securities at their fair market value either to meet redemption requests or in response to changes in the economy or the financial markets.

High Yield Bond Market Risk. The entire high yield bond market can experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high-profile default or just a change in the market's volatility.

Call Risk. If interest rates fall, it is possible that issuers of bonds with high interest rates will prepay or "call" their bonds before their maturity dates. In such event, the proceeds could be reinvested by the Fund in bonds with the new, lower interest rates, resulting in a possible decline in the Fund's income and distributions to shareholders.

Selection Risk. The Fund also is subject to selection risk, which is the risk that the investments the Fund's adviser selects will underperform the markets or other mutual funds with similar investment objectives and strategies.

Liquidity Risk. From time to time, the Fund may purchase a portion of bonds, debentures or other debt securities in private placements. Restricted securities may have a contractual limit on resale or may require registration under federal securities laws before they can be sold publicly. Difficulty in selling these securities may result in a loss to the Fund or additional costs, which could adversely impact the Fund's net asset value. However, the Fund is subject to an operating policy adopted by the Fund's Board that the Fund will not invest more than 15% of its total assets in illiquid securities. While this policy is subject to change by the Fund's Board without a shareholder vote, as matter of practice, the Fund will not change such policy without prior notice to its shareholders. In addition, because the market for lower rated debt securities may be thinner and less active than for higher rated securities, there may be market price volatility for the Fund's lower rated debt securities and limited liquidity in the resale market.

Stock Market Risk. To the extent the Fund's investments include stocks of publicly traded entities, there is a possibility that the value of the Fund's investments will decrease because of general declines in the stock market or due to specific factors which may adversely affect the value of a specific investment.

Risks Related to Certain Other Portfolio Investments and Strategies. The Fund may use other investment strategies. These strategies and the associated non-principal risks are described in further detail in the Fund's Statement of Additional Information, which is incorporated by reference herein.

What impact did the provisions approved at the October 29, 2004 Special Meeting of the Fund's Stockholders have on the Fund's investment objectives and restrictions?

On October 29, 2004, the stockholders of the Fund approved changes to the Fund's articles of incorporation, its bylaws, and certain investment restrictions in accordance with the recommendation of the Fund's Board of Directors. These changes are not expected to affect the investment objective of the Fund. However, they should afford the Fund and its portfolio manger greater flexibility when implementing investment strategies designed to achieve the Fund's objectives. In particular, the removal of and changes to certain fundamental restrictions place the Fund in a better position to adapt to an evolving market and regulatory environment. Accordingly, while certain investment restrictions have changed, the Fund's objectives and principal investment strategies remain the same.

The Fund may use many different investment strategies in seeking its investment objectives, and it has certain investment restrictions. These strategies and certain of the restrictions and policies governing the Fund's investments are explained in detail in the Fund's Statement of Additional Information, which is incorporated by reference herein. If you would like to learn more about how the Fund may invest and the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities, you should request a copy of the Statement of Additional Information. To learn how to obtain a copy, see the back cover page of this Prospectus.

As with any mutual fund, there can be no guarantee that the Fund will meet its goals or that you will not lose money on your investment. There is no guarantee that the Fund's performance will be positive over any period of time. In view of the risks inherent in all investments in securities, there is no assurance that the Fund's objectives will be achieved.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the past five fiscal years ended December 31, 2004. Certain information reflects financial results for a single Fund share. Since the Class N shares of the Fund were not offered to the public prior to the date of this Prospectus, the financial highlights provided below are for the Class I shares of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by __________________, independent auditors, whose report, along with the Fund's financial statements and related notes, are included in the Fund's Annual Report, which is incorporated by reference into the Statement of Additional Information and which may be obtained without charge by calling or writing the Fund.

	Year ended December 31,
	2004	2003	2002	2001	2000
NET ASSET VALUE, BEGINNING OF PERIOD		$1.93	$2.36	$2.40	$3.06
INCOME FROM INVESTMENT OPERATIONS

Net investment income
		.17	.19	.24	.31
Net gain (loss) on securities (realized and unrealized)
		.26	(.42)	(.04)	(.66)
Total from investment operations
		.43	(.23)	.20	(.35)
LESS DISTRIBUTIONS

From net investment income
		(.17)	(.20)	(.24)	(.31)
NET ASSET VALUE, END OF PERIOD		$2.19	$1.93	$2.36	$2.40

TOTAL RETURN		22.75%	(10.13)%	8.76%	(12.13)%

SUPPLEMENTAL DATA:
Net assets, end of period (millions)		$120.4	$101.4	$118.7	$125.5
Ratio of expenses to average net assets		.60%	.58%	.61%	.57%
Ratio of net investment income to average net assets		7.94%	8.77%	9.56%	10.43%
Portfolio turnover rate		104.40%	57.19%	69.84%	18.57%

 Please consider the performance information above in light of the Fund's investment objectives and policies, and market conditions during the reported time periods. Again, you must remember that historical performance does not necessarily indicate what will happen in the future. The value of your Class N shares may go up and down.

 THE FUND'S INVESTMENT ADVISER

Nicholas Company, Inc., located at 700 North Water Street, Suite 1010, Milwaukee, Wisconsin 53202, is the Fund's investment adviser. The Adviser furnishes the Fund with continuous investment service and is responsible for overall management of the Fund's business affairs, subject to supervision by the Fund's Board of Directors.

The Adviser is the investment adviser to six other mutual funds and to numerous institutions and individuals with substantial investment portfolios. The additional mutual funds it advises are: Nicholas Fund, Inc., Nicholas II, Inc., Nicholas Limited Edition, Inc., Nicholas Liberty Fund (a series of the Nicholas Family of Funds, Inc.), Nicholas Money Market Fund, Inc. and Nicholas Equity Income Fund, Inc. As of December 31, 2004, the Adviser had approximately $___ billion in assets under management.

The annual fee paid to the Adviser is paid monthly and is based on the average net assets of the Fund as determined by the valuations made at the close of each business day of the month.

The following table illustrates the calculation of the Adviser's annual fee:

Net Asset Value of the Fund	Annual Fee Calculation (Based on the Average Net Asset Value of the Fund)
Up to and including $50,000,000	0.50 of 1%
Over $50,000,000 and including $100,000,000	0.40 of 1%
In excess of $100,000,000	0.30 of 1%

For the fiscal year ended December 31, 2004, the aggregate fee paid to the Adviser was ____% of the Fund's average net assets. The Adviser has agreed to reduce the annual fee by any operating expenses (other than the management fee) incurred by the Fund in excess of 0.50 of 1% of average daily net assets. The Adviser shall at least annually reimburse the Fund for all expenses incurred in excess of this amount.

Under an Investment Advisory Agreement with the Fund, the Adviser, at its own expense and without reimbursement from the Fund, furnishes the Fund with office space, office facilities, executive officers and executive expenses (such as health insurance premiums for executive officers). The Adviser also pays all sales and promotional expenses of the Fund, other than expenses incurred in complying with laws regulating the issue or sale of securities.

The Fund pays all of its operating expenses. Operating expenses include, but are not limited to, fees paid for attendance at Board meetings to directors who are not interested persons of the Adviser or officers or employees of the Fund, salaries of administrative and clerical personnel, association membership dues, auditing and accounting services, legal fees and expenses, printing, fees and expenses of any custodian or trustee having custody of Fund assets, postage, charges and expenses of dividend disbursing agents, registrars and stock transfer agents, including the cost of keeping all necessary shareholder records and accounts and handling any problems related thereto, and certain other costs related to the aforementioned items. In July 2004, the Board of Directors of the Fund approved the Fund's payment of the Adviser for accounting and administrative services provided to the Fund by the Adviser that the Fund is obligated to pay under the Investment Advisory Agreement, subject to certain payment guidelines adopted by unanimous resolution of the Board of Directors. In the past, the Adviser generally waived payment for such services. In accordance with the Board of Director's decision, effective November 1, 2004, the Fund has paid and will on an ongoing basis pay the Adviser for such services in accordance with its obligations under the Investment Advisory Agreement subject to the guidelines imposed by the Board of Directors and agreed to by the Adviser. In reaching its determination, the Board of Directors considered the terms of the Investment Advisory Agreement, the quality of services provided by the Adviser, the costs to the Fund of obtaining such services from third parties, the reasonableness of the anticipated payments and the best interests of the shareholders. The Board of Directors concluded that the payment of the Adviser for providing such services, subject to the guidelines, was reasonable given the Fund's obligations under the Investment Advisory Agreement, the quantity and quality of services provided by the Adviser, the cost of obtaining the services from a third party, and the interests of the shareholders in quality, continuity and efficiency. A description of the payment guidelines is included in the Fund's Statement of Additional Information ("SAI") under "THE FUND'S INVESTMENT ADVISER."

David O. Nicholas is President, Chief Investment Officer and a Director of the Adviser, and President and a Director of the Fund. Albert O. Nicholas is an Executive Vice President of the Fund, is Chief Executive Officer and Chairman of the Board of the Adviser, and is a controlling person of the Adviser through his ownership of 97% of the outstanding voting securities of the Adviser. They are both Chartered Financial Analysts.

Albert O. Nicholas was the Portfolio Manager of the Fund from the time Nicholas Company, Inc. became the Adviser to the Fund in 1977 through April 2001. From April 2001 to April 2003, Albert O. Nicholas and David O. Nicholas had been Co-Portfolio Managers of the Fund and were primarily responsible for the day-to-day management of the Fund's portfolio. From April 2003 to April 2004, Albert O. Nicholas, David O. Nicholas and Lawrence J. Pavelec had been Co-Portfolio Managers of the Fund and were primarily responsible for the day-to-day management of the Fund's portfolio. In April 2004, Albert O. Nicholas retired from the position of Co-Portfolio Manager of the Fund. David O. Nicholas has been Portfolio Manager for, and primarily responsible for the day-to-day management of, the portfolios of Nicholas II, Inc. and Nicholas Limited Edition, Inc. since March 1993 and also Co-Portfolio Manager of Nicholas Fund, Inc. and Nicholas Equity Income Fund, Inc. since November 1996 and July 2001, respectively. Lawrence J. Pavelec has been Co-Portfolio Manager of the Fund since April 2003. He is a Senior Vice President of the Fund and the Adviser. From 1999 to April 2003, he was a Portfolio Manager for Brandes Investment Partners.

PRICING OF FUND SHARES

The Fund's price per share is the net asset value ("NAV") of the Fund. The NAV of the Fund is determined by dividing the total value in U.S. dollars of the Fund's total net assets by the total number of shares outstanding at that time. Net assets of the Fund are determined by deducting the liabilities of the Fund from the total assets of the Fund. Securities of the Fund are valued at market value, or if a market quotation is not readily available, their fair value is determined in good faith using procedures adopted by the Board of Directors. If a security is valued using fair value pricing, the Fund's value for that security is likely to be different than the last quoted market value. The NAV is determined as of the close of regular trading on the New York Stock Exchange ("NYSE") (usually 4:00 p.m., New York time) on each day the NYSE is open. Therefore, shares of the Fund are not priced on days when the NYSE is closed, which generally is on weekends and national holidays in the U.S.A. For a list of holidays observed by the NYSE, please contact the Fund or see the Fund's Statement of Additional Information.

Shareholder purchase, redemption and exchange orders are processed using the NAV next calculated after receipt of such request in proper order by the Fund (or an Authorized Agent of the Fund). In order to receive a day's price, your request must be received in proper order by the close of regular trading on the NYSE. If you request to purchase, redeem or exchange your shares after the NYSE has closed or on a day the NYSE is closed, the NAV will be determined as of the close of the next day the NYSE is open for trading.

PURCHASE OF FUND SHARES

	TO OPEN AN ACCOUNT	TO ADD TO AN ACCOUNT
MINIMUM INVESTMENT	$500	$100 $50 via the Automatic Investment Plan

BY MAIL

Regular Mail:
Nicholas Funds
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 2944
Milwaukee, Wisconsin 53201-2944

Overnight Mail:
Nicholas Funds
c/o U.S. Bancorp Fund Services, LLC
Third Floor
615 East Michigan Street
Milwaukee, Wisconsin 53202

	Complete and sign the Account Application. Make your check payable to Nicholas High Income Fund, Inc.	Send your check along with the Invest by Mail form detached from your confirmation statement. Send your check payable to Nicholas High Income Fund, Inc. with your account number in the memo field.

BY INTERNET – www.nicholasfunds.com The Fund must have bank instructions on file to purchase Fund shares this way.	You may not make an initial purchase of Fund shares via the internet.	Visit www.nicholasfunds.com and click on "Account Access" to purchase or exchange shares from another fund in the Nicholas complex.

BY TELEPHONE – 800-544-6547 414-276-0535 The Fund must have bank instructions on file to purchase Fund shares this way. Telephone calls will be recorded.	You may not make an initial purchase of Fund shares via the telephone.	Call the Fund's transfer agent, U.S. Bancorp Fund Services LLC, during business hours (8:00 A.M. to 7:00 P.M. Central Time).

BY WIRE U.S. Bank, N.A. ABA 075000022 U.S. Bancorp Fund Services, LLC Account 112-952-137 Nicholas High Income Fund, Inc. (shareholder account number) (shareholder registration)	Call U.S. Bancorp to notify 800-544-6547 or 414-276-0535, then promptly complete and send in an Account Application.	Call U.S. Bancorp to notify 800-544-6547 or 414-276-0535.

AUTOMATIC INVESTMENT PLAN U.S. Bancorp 800-544-6547 or 414-276-0535 Nicholas Company, Inc. 800-227-5987 or 414-272-6133		Contact the Fund for additional information.

 OTHER INFORMATION ABOUT PURCHASING FUND SHARES

Your application to purchase Fund shares must be in proper order to be accepted, may only be accepted by the Fund or an Authorized Agent of the Fund, and is not binding until accepted. Once your purchase order has been accepted, you may not cancel or revoke it. All purchase orders must be accompanied by payment in U.S. funds. Your check should be drawn on a U.S. bank, savings and loan or credit union. Checks are accepted subject to collection at full face value in U.S. funds. To prevent check fraud, cashiers checks, third-party checks, Treasury checks, credit card checks, starter checks and money orders will not be accepted. The transfer agent will charge a $25 fee against your account, in addition to any loss sustained by the Fund, if any payment check is returned to the transfer agent for insufficient funds or your ACH transfer does not clear. The Fund will not accept purchase or exchange orders under circumstances or in amounts considered disadvantageous for shareholders. If you open an account (including custodial accounts) without a proper social security number or taxpayer identification number, it may be liquidated. Proceeds will be distributed to the owner(s) of record on the first business day following the 60th day of investment, net of the backup withholding tax amount.

In compliance with the USA Patriot Act of 2001, please note that the our transfer agent, U.S. Bancorp Fund Services, LLC ("U.S. Bancorp"), will verify certain information on your Account Application as part of the Fund's Anti-Money Laundering Program. As requested on the Account Application, you must supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box may not be accepted. Please contact U.S. Bancorp (800-544-6547 or 414-276-0535) or Nicholas Company, Inc. (800-227-5987 or 414-272-6133) if you need additional assistance when completing your application.

If we do not have a reasonable belief of the identity of a customer, the account will be rejected or the customer will not be allowed to perform a transaction on the account until such information is received. The Fund also reserves the right to close the account within 5 business days if clarifying information or documentation is not received.

You should be aware that deposit of purchase and exchange requests in the mail or with other independent delivery services does not constitute receipt by U.S. Bancorp Fund Services, LLC ("U.S. Bancorp") or the Fund.

Only bank accounts held at domestic financial institutions that are Automated Clearing House ("ACH") members may be used for telephone or internet transactions. The ability to perform internet and telephone transactions will become effective approximately 15 business days after an application including bank instructions or a change of account options request to add or change bank instructions is received.

During periods of substantial economic or market changes or due to technical difficulties, you may have difficulty making internet or telephone purchases and exchanges. If you are unable to perform your transaction via the internet or by telephone, you may purchase and exchange Fund shares by delivering the request in person or by mail.

The Fund and its transfer agent are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Purchase of shares will be made in full and fractional shares computed to three decimal places.

Due to fixed expenses incurred by the Fund in maintaining individual accounts, the Fund reserves the right to redeem accounts that fall below the minimum investment required due to shareholder redemption (but not solely due to a decrease in net asset value of the Fund). In order to exercise this right, the Fund will give advance written notice of at least 30 days to the accounts below such minimum.

Share ownership is electronically recorded. Accordingly, the Fund will not issue certificates representing Fund shares. The Fund's transfer agent will credit the shareholder's account with the number of shares purchased. Written confirmations are issued for all purchases of Fund shares.

REDEMPTION AND EXCHANGE OF FUND SHARES

BY MAIL

Regular Mail:
Nicholas Funds
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 2944
Milwaukee, Wisconsin 53201-2944

Overnight Mail:
Nicholas Funds
c/o U.S. Bancorp Fund Services, LLC
Third Floor
615 East Michigan Street
Milwaukee, Wisconsin 53202

Written redemption and exchange requests must include the name of the Fund, the account number(s), the amount of money or number of shares being redeemed or exchanged, the name(s) on the account(s) and the signature(s) of each registered account holder. You may exchange your Class N shares in the Fund for Class N shares of any Nicholas Fund as indicated in the table below. If an account registration is individual, joint tenants, sole proprietorship, custodial (Uniform Transfer to Minors Act), or general partners, the written request must be signed exactly as the account is registered. If the account is owned jointly, all owners must sign.

BY INTERNET – www.nicholasfunds.com The Fund must have bank instructions on file to redeem Fund shares this way.	Visit www.nicholasfunds.com and click on "Account Access" to redeem or exchange shares to another fund in the Nicholas complex.

BY TELEPHONE – 800-544-6547 414-276-0535 Telephone calls will be recorded.	Call the Fund's transfer agent, U.S. Bancorp Fund Services LLC, during business hours (8:00 A.M. to 7:00 P.M. Central Time).

BY WIRE – 800-544-6547 414-276-0535	Call U.S. Bancorp to request wire redemptions.

SYSTEMATIC WITHDRAWAL PLAN U.S. Bancorp 800-544-6547 or 414-276-0535 Nicholas Company, Inc. 800-227-5987 or 414-272-6133	Contact the Fund for additional information.

OTHER INFORMATION ABOUT REDEEMING AND EXCHANGING FUND SHARES

All redemptions and exchanges will be processed immediately upon receipt and written confirmations will be issued for all redemptions and exchanges of Fund shares. Once your redemption or exchange order has been accepted, you may not cancel or revoke it.

The Fund ordinarily pays for redeemed shares within seven days after receipt of a request in proper order, except as provided by the rules of the Securities and Exchange Commission. Redemption proceeds to be wired normally will be wired on the next business day after a NAV is determined. The Fund reserves the right to hold payment up to 15 days or until notified that investments made by check have been collected, at which time payment will be made.

You may instruct U.S. Bancorp to mail the proceeds to the address of record or to directly mail the proceeds to a pre-authorized bank account. Proceeds also may be wired to a pre-authorized account at a commercial bank in the United States. The transfer agent charges a $15 wire redemption fee. In addition, proceeds also may be electronically transferred through the ACH to a pre-authorized account at no cost. Please contact the Fund for the appropriate form if you are interested in setting your account up with wiring instructions or authorizing electronic transfers.

You can redeem and exchange your shares by internet or telephone unless you decline this option in writing.

During periods of substantial economic or market changes or due to technical difficulties, you may have difficulty making internet or telephone redemptions and exchanges. If you are unable to perform your transactions via the internet or by telephone, you may redeem or exchange your shares by delivering the request in person or by mail.

The Fund reserves the right to refuse a redemption or exchange if it believes it is advisable to do so. Procedures for redeeming and exchanging Fund shares by internet or telephone may be modified or terminated at any time by the Fund or its transfer agent. The exchange privilege may be terminated or modified only upon 60 days advance notice to shareholders. Neither the Fund nor its transfer agent will be liable for following instructions communicated by the internet or telephone which they reasonably believe to be genuine. The Fund and its transfer agent will employ reasonable procedures to confirm that instructions received by telephone are genuine, and if they do not, they may be liable for losses due to unauthorized or fraudulent instructions.

You may not fax your redemption or exchange request. The Fund will return and not process requests that contain restrictions as to the time or date redemptions and exchanges are to be effected.

The Fund may require additional supporting documents for redemptions and exchanges made by corporations, executors, administrators, trustees and guardians. Specifically, if the account is registered in the name of a corporation or association, the request must be accompanied by a corporate resolution signed by the authorized person(s). A redemption or exchange request for accounts registered in the name of a legal trust must have a copy of the title and signature page of the trust agreement on file or must be accompanied by the trust agreement and signed by the trustee(s).

For federal income tax purposes, redemptions and exchanges generally are treated as a sale of the shares being redeemed or exchanged. You may recognize a capital gain or loss equal to the difference between the redemption or exchange price and your cost basis for the shares being redeemed or exchanged. An exchange between the funds involving master retirement plans and IRA accounts generally is not a taxable transaction for federal tax purposes. See "Dividends, Distributions and Federal Tax Status" for further information. If you have an individual retirement account ("IRA") or other retirement plan, you must indicate on your redemption requests whether or not to withhold federal income tax. Unless a redemption request specifies not to have federal income tax withheld, the transaction will be subject to withholding. Please consult your current IRA Disclosure Statement for any applicable fees. IRA redemptions may not be conducted using the internet

Nicholas Company, Inc. is the adviser to the following Class N portfolios with which you may conduct exchange transactions, and which have investment objectives and net assets as noted below:

Fund	Investment Objective	Net Assets at December 31, 2004 (2)
Nicholas II, Inc.	Long-term growth	0
Nicholas Limited Edition, Inc. (1)	Long-term growth	0
Nicholas Equity Income Fund, Inc.	Reasonable income; Moderate long-term growth as a secondary consideration	0

(1) You should be aware that Nicholas Limited Edition, Inc. is restricted in size to ten million shares (without taking into account shares outstanding as a result of capital gain and dividend distributions). The exchange privilege into that mutual fund may be terminated or modified at any time or times when that maximum is reached.

(2) Class N shares of the Funds are newly offered as of the date of this Prospectus, therefore no assets are shown. However, as of December 31, 2004, the net assets for Class I shares of Nicholas II, Inc., Nicholas Limited Edition, Inc., and Nicholas Equity Income Fund, Inc., were $___________, $____________, and $________, respectively.

If you choose to exercise the exchange privilege, your shares will be exchanged at their next determined NAV. Minimum investment requirements must be met.

If you are interested in exercising the exchange privilege, you must obtain the appropriate prospectus from Nicholas Company, Inc.

A signature guarantee helps protect the Fund and shareholders against fraud. A signature guarantee of each owner is required in the following situations:

* if you change or transfer the registration of your account

* if you opted out of telephone or internet privileges and would like to re-establish these on your account

* upon redemption of shares when certificates have been issued for your account

* when you want the redemption proceeds sent to a different address than is registered on the account

* if the redemption proceeds are to be made payable to someone other than the account owner(s)

* any redemption transmitted by federal wire transfer to your bank not previously set up with the Fund

* if a change of address request has been received by the Fund or its transfer agent within 15 days of a redemption request

* for redemption requests of $100,000 or more

Your redemption will not be processed until the signature guarantee, if required, is received in proper order. A notary public is not an acceptable guarantor. The Fund may waive or modify any signature guarantee requirements at any time.

 If you are uncertain about what documents or instructions are necessary in order to redeem and exchange shares, please write or call U.S. Bancorp (800-544-6547 or 414-276-0535) prior to submitting a request. A redemption or exchange request will not become effective until all documents are received in proper order.

USE OF A PROCESSING INTERMEDIARY TO PURCHASE AND REDEEM FUND SHARES

You can purchase and redeem shares of the Fund through certain broker-dealers, financial institutions and other service providers ("Processing Intermediaries"). Certain Processing Intermediaries are, in turn, authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. Processing Intermediaries may use procedures and impose restrictions in addition to or different from those applicable to shareholders who invest in the Fund directly. If you invest in the Fund through a Processing Intermediary, the Processing Intermediary rather than you, may be the shareholder of record. You should read the program materials provided by the Processing Intermediary in conjunction with this Prospectus before you invest in the Fund this way.

Processing Intermediaries may charge fees or other charges for the services they provide to their customers. Such charges vary among Processing Intermediaries, but in all cases will be retained by the Processing Intermediary and not remitted to the Fund or the Adviser.

The Fund also may enter into an arrangement with some Processing Intermediaries which authorizes them to process purchase and redemption orders on behalf of the Fund on an expedited basis (an "Authorized Agent"). Receipt of a purchase or redemption order by an Authorized Agent will be deemed to be received by the Fund for purposes of determining the NAV of Fund shares to be purchased or redeemed. If you place a purchase order through an Authorized Agent, you will pay the Fund's NAV next computed after the receipt by the Authorized Agent of such purchase order, plus any applicable transaction charges imposed by the Authorized Agent. For redemption orders placed through an Authorized Agent, you will receive redemption proceeds which reflect the NAV next computed after the receipt by the Authorized Agent of the redemption order, less any redemption fees imposed by the Authorized Agent.

Of course, you do not have to use the services of a Processing Intermediary, or pay the fees that may be charged for such services. You can invest directly with the Fund without a sales charge. If you hold Fund shares through a Processing Intermediary, you must redeem your shares through such Processing Intermediary. In such event, you should contact the Processing Intermediary for instructions on how to redeem. Otherwise, if you originally invested directly with the Fund, you can redeem Fund shares through the Fund without a redemption charge.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

Frequent purchases and sales of Fund shares may affect shareholders in various ways. Depending on various factors, including but not limited to, the size of the Fund, the amount of assets the portfolio managers typically maintain in cash or cash equivalents, and the dollar amount, number and frequency of trades, short-term or excessive trading may disrupt the efficient management of the Fund's portfolio, may impact Fund performance and may increase brokerage, administrative and other expenses. The Fund reserves the right to reject any purchase request, including exchange requests from other Nicholas Funds, if the Fund regards the request as disruptive or if the Fund deems the request to have the potential to be disruptive. However, the Fund cannot ensure that its efforts will eliminate all risks of market timing.

The Fund's Board of Directors has adopted policies and procedures reasonably designed to detect and discourage frequent and disruptive trading. Under these policies, the Fund is currently using various methods to deter disruptive activity, including but not limited to, monitoring trading activity and taking action against disruptive traders. A disruptive trader may be restricted from future purchases into the Fund and may also be restricted from future purchases of shares offered by any of the funds in the Nicholas fund complex. There is no assurance that these efforts will be effective, or will successfully detect or deter market timing.

The Fund seeks to make judgments consistent with shareholder interests when applying these methods to deter disruptive activity, however, the methods used by the Fund may involve judgments that are inherently subjective. Also, the methods may involve some selectivity in their application.

There is a risk that the Fund's policies and procedures will prove ineffective in whole or in part to detect or prevent frequent trading. For example, it may be difficult for the Fund to identify disruptive activity by shareholders through the use of omnibus accounts administered by intermediaries who transmit purchase, exchange, or redemption orders to the Fund on behalf of their customers who are the beneficial owners. Short-term trading by these investors is likely to go undetected by the Fund. Also, it may be difficult to identify disruptive activity facilitated by financial intermediaries. There can be no assurance that such disruptive activity will be identified or entirely eliminated.

TRANSFER OF FUND SHARES

You may transfer Fund shares in instances such as the death of a shareholder, change of account registration, change of account ownership and in cases where shares of the Fund are transferred as a gift. You can obtain documents and instructions necessary to transfer Fund shares by writing or calling U.S. Bancorp (800-544-6547 or 414-276-0535) or Nicholas Company, Inc. (800-227-5987 or 414-272-6133) prior to submitting any transfer requests.

DISTRIBUTION OF SHARES

Rule 12b-1 Plan

The Fund has adopted on behalf of its Class N shares a distribution plan (the "Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, which allows Class N shares to pay distribution fees for the sale and distribution of its shares. Under the Distribution Plan, Class N shares may pay as compensation up to an annual rate of 0.25% of the average daily net asset value of Class N shares to the Adviser or other qualified recipient under the Distribution Plan. As these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Shareholder Servicing Agents

The Fund has adopted on behalf of its Class N shares a shareholder servicing plan (the "Servicing Plan") under which the Adviser may perform, or arrange for others to perform, certain shareholder functions. For these shareholder services, the Adviser and/or shareholder servicing agents are entitled to receive an annual shareholder servicing fee in the amount of 0.10% of the average daily net assets attributable to the Class N shares of the Fund. The Adviser may pay additional compensation from time to time, out of its assets and not as an additional charge to the Fund, to selected shareholder servicing agents and other persons in connection with providing services to the holders of Class N shares.

DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAX STATUS

The Fund intends to qualify annually as a "regulated investment company" under the Internal Revenue Code of 1986 and intends to take all other action required to ensure that little or no federal income or excise taxes will be payable by the Fund. Dividends of the Fund, if any, are paid to shareholders on or about the end of April, July, October and December. In those years in which sales of portfolio securities result in net realized capital gains (after utilization of any available capital loss carryforwards), such gains are distributed to shareholders in December or January.

For federal income tax purposes, dividends and distributions by the Fund, whether received in cash or invested in additional shares of the Fund, will be taxable to the Fund's shareholders, except those shareholders that are not subject to tax on their income. Net realized long-term gains are paid to shareholders as capital gain distributions. Income distributed from the Fund's net investment income and net realized short-term gains are paid to shareholders as ordinary income dividends. Distributions may be taxable at different rates depending on the length of time the Fund holds a security. The Fund will provide information to shareholders concerning the character and federal tax treatment of all dividends and distributions.

At the time of purchase of Fund shares, the Fund may have undistributed income or capital gains included in the computation of the NAV. Therefore, a dividend or capital gain distribution received shortly after such purchase by a shareholder may be taxable to the shareholder, although it is, in whole or in part, a return of capital and may have the effect of reducing the NAV.

Under federal law, some shareholders may be subject to "backup withholding" on reportable dividends, capital gain distributions (if any) and redemption payments. Generally, shareholders subject to backup withholding will be those (i) for whom a taxpayer identification number is not on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number or (ii) who have failed to declare or underreported certain income on their federal returns. When establishing an account, you must certify under penalties of perjury that the taxpayer identification number you give to the Fund is correct and that you are not subject to backup withholding.

The foregoing tax discussion relates to federal income taxes only and is not intended to be a complete discussion of all federal tax consequences. You should consult with a tax adviser concerning the federal, state and local tax aspects of an investment in the Fund.

DIVIDEND AND DISTRIBUTION REINVESTMENT PLAN

Unless you elect to accept cash in lieu of shares, all dividends and capital gain distributions are automatically reinvested in additional shares of the Fund through the Dividend and Distribution Reinvestment Plan (the "Reinvestment Plan"). You may elect to accept cash on an application to purchase shares, by telephone or by separate written notification. All reinvestments are at the NAV in effect on the dividend or distribution date and are credited to the shareholder's account. U.S. Bancorp will notify you of the number of shares purchased and the price following each reinvestment period.

You may withdraw from or thereafter elect to participate in the Reinvestment Plan at any time by giving written or telephonic notice to U.S. Bancorp. The Fund's transfer agent must receive an election prior to the dividend record date of any particular distribution for the election to be effective for that distribution. If an election to withdraw from or participate in the Reinvestment Plan is received between a dividend record date and payment date, it shall become effective on the day following the payment date. The Fund may modify or terminate the Reinvestment Plan at any time on 30 days written notice to participants.

SYSTEMATIC WITHDRAWAL PLAN

If you own $10,000 or more of Fund shares at the current market value, you may open a Systematic Withdrawal Plan (the "Plan") and receive monthly, quarterly, semiannual or annual checks for any designated amount. U.S. Bancorp reinvests all income and capital gain dividends in shares of the Fund. You may add shares to, withdraw shares from, or terminate the Plan, at any time. Each withdrawal may be a taxable event to you. Liquidation of shares in excess of distributions may deplete or possibly use up the initial investment, particularly in the event of a market decline, and withdrawals cannot be considered a yield or income on the investment. In addition to termination of the Plan by the Fund or shareholders, the Fund's transfer agent may terminate the Plan upon written notice mailed to the shareholders. Please contact Nicholas Company, Inc. for copies of the Plan documents.

TAX DEFERRED ACCOUNTS

If you are eligible, you may set up one or more tax deferred accounts. A contribution to certain of these plans also may be tax deductible. The Fund offers the following tax deferred accounts: traditional, Roth, SEP and SIMPLE IRAs; a Master Retirement Plan for self-employed individuals and partnerships; and Coverdell Savings Accounts for qualified education expenses for children under 18. A description of applicable service fees and application forms are available upon request from the Fund. These documents also contain a Disclosure Statement, which the IRS requires to be furnished to individuals who are considering adopting these plans. It is important that you obtain up-to-date information from the Fund before opening a tax deferred account. Investors should consult with their tax adviser or legal counsel before investing in a tax deferred account.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI. There can be no assurance that the Fund's policies with respect to information about its portfolio securities will be effective or protect the Fund from the potential misuse of holdings by individuals or firms in possession of that information.

APPENDIX A - DESCRIPTION OF BOND RATINGS

STANDARD & POOR'S RATINGS

AAA rated bonds are the highest grade obligations. They possess the ultimate degree of protection as to principal and interest. Marketwise, they move with interest rates, and hence provide the maximum safety on all counts.

AA rated bonds also qualify as high-grade obligations, and in the majority of instances differ from AAA issues only in small degree. Marketwise, as with AAA rated bonds, they move with interest rates.

A rated bonds are regarded as upper medium-grade. They have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe. They predominantly reflect money rates in their market behavior, but to some extent, also economic conditions.

BBB rated bonds, or medium-grade category bonds, are borderline between definitely sound obligations and those where the speculative element begins to predominate. These bonds have adequate asset coverage and normally are protected by satisfactory earnings. Their susceptibility to changing conditions, particularly to depressions, necessitates constant watching. Marketwise, the bonds are more responsive to business and trade conditions than to interest rates. This group is the lowest which qualifies for commercial bank investment.

BB - B rated bonds are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CCC rated bonds have a currently identifiable vulnerability to default, and are dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

CC-C rated bonds are usually bonds which are subordinated to senior debt that is assigned an actual or implied "CCC" or "CCC-" rating. A "C" rated bond also may involve a situation where a bankruptcy petition has been filed, but debt service payments are continued.

D rated bonds are in payment default. They involve a situation where interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes such payments will be made during such grace period. A "D" rated bond also may involve the filing of a bankruptcy petition if debt service payments are jeopardized.

MOODY'S BOND RATINGS

Aaa rated bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa rated bonds are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A rated bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa rated bonds are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba rated bonds are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B rated bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa rated bonds are of poor standing. They may be in default or there may be present elements of danger with respect to principal or interest.

Ca rated bonds represent obligations which are speculative in a high degree. They are often in default or have other marked shortcomings.

C rated bonds are the lowest rated class of bonds, and bonds so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

 Investment Adviser
NICHOLAS COMPANY, INC.
Milwaukee, Wisconsin
414-272-6133 or 800-227-5987

Transfer Agent
U.S. BANCORP FUND SERVICES, LLC
Milwaukee, Wisconsin
414-276-0535 or 800-544-6547

Custodian
U.S. BANK N.A.
Cincinnati, Ohio

Independent Auditors
________________
_________________

Counsel
MICHAEL BEST & FRIEDRICH LLP
Milwaukee, Wisconsin

FOR MORE INFORMATION ABOUT THE FUND:

The Fund's Statement of Additional Information ("SAI"), dated _________, 2005, contains more detailed information on all aspects of Nicholas High Income Fund, Inc., and is incorporated by reference in this Prospectus. Additional information about the Fund also is available in the Fund's Annual and Semiannual Report to Shareholders. The Fund's Annual report discusses the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

To request a free copy of the current Annual/Semiannual Report or SAI, or to make shareholder inquiries, please write or call: Nicholas High Income Fund, Inc., 700 North Water Street, Milwaukee, Wisconsin 53202, 800-227-5987 (toll-free). Along with the Fund's Annual/Semiannnual Report and SAI, additional information about the Fund also can be obtained from the Fund's Internet website at www.nicholasfunds.com.

In addition, you can review the Fund's reports and SAIs at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. Reports and other information about the Fund also are available on the SEC's Internet website at www.sec.gov. For a duplicating fee, copies of such information may be obtained by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

For the most current price and return information for the Fund's Class N shares, you may call the Fund at 800-227-5987 (toll-free) or 414-272-6133 or check the Fund's website at www.nicholasfunds.com. You also can find the most current price of the Fund's Class N shares in the business section of your newspaper in the mutual fund section under the heading "Nicholas Group" – "NchIn." If you prefer to obtain this information from an on-line computer service, you can do so by using the ticker symbol "_________" or the cusip number ____________.

Investment Company Act File No. 811-00216

PROSPECTUS

___________, 2005

NICHOLAS HIGH

INCOME FUND, INC.

Nicholas High Income Fund, Inc.
700 North Water Street
Milwaukee, Wisconsin 53202
www.nicholasfunds.com

CLASS N SHARES

NICHOLAS HIGH INCOME FUND, INC.

STATEMENT OF ADDITIONAL INFORMATION

700 North Water Street
Milwaukee, Wisconsin 53202
414-272-6133
800-227-5987

This Statement of Additional Information is not a prospectus and contains information in addition to and more detailed than that set forth in the current Class I shares Prospectus or Class N shares Prospectus of Nicholas High Income Fund, Inc. (the "Fund"), dated April 30, 2004 and _____________, 2005, respectively. It is intended to provide you with additional information regarding the activities and operations of the Fund, and should be read in conjunction with the Fund's current Prospectuses and the Fund's Annual Report for the fiscal year ended December 31, 2004, which are incorporated herein by reference, as they may be revised from time to time. The Fund's Prospectuses provide the basic information you should know before investing in the Fund.

To obtain a free copy of the Fund's Prospectuses and Annual Report, please write or call the Fund at the address or telephone number set forth above.

Investment Adviser

NICHOLAS COMPANY, INC.

____________, 2005

TABLE OF CONTENTS

INTRODUCTION

Nicholas High Income Fund, Inc. (the "Fund") was originally organized under Delaware law as a diversified management investment company through the consolidation in 1930 of two investment companies. The name of the Fund was changed in 1955 from Wisconsin Investment Company to Wisconsin Fund, Inc., in 1976 to Wisconsin Income Fund, Inc., and in 1983 to Nicholas High Income Fund, Inc. In 1986, the Fund changed its state of organization to Maryland. Nicholas Company, Inc. (the "Adviser") became the Adviser to the Fund in November 1977; prior to that time, the Adviser was Wisconsin Investment Management Co., Inc.

The Fund is an open-end, diversified management investment company registered under the Investment Company Act of 1940 (the "1940 Act"), as amended. This type of investment is commonly called a mutual fund. As an open-end investment company, it obtains its assets by continuously selling shares of its common stock, $0.01 par value, to the public. Proceeds from such sales are invested by the Fund in securities of other companies. The Fund may invest up to 50% of its total assets in securities of electric companies and systems. All other assets of the Fund will be diversified as to companies and industries. In this manner, the resources of many investors are combined and each individual investor has an interest in every one of the securities owned by the Fund. As an open-end investment company, the Fund will redeem any of its outstanding shares on demand of the owner at their net asset value next determined following receipt of the redemption request.

On October 29, 2004, the stockholders of the Fund approved changes to the Fund’s articles of incorporation, its bylaws, and certain investment restrictions in accordance with the recommendation of the Fund’s Board of Directors.

The amended articles of incorporation, which will be subsequently filed, provide, among other things, that the Board of Directors of the Fund may authorize one or more classes of the Fund’s shares without seeking stockholder approval. In accordance with a Multiple Class Plan adopted pursuant to Rule 18f-3 under the 1940 Act, the Fund is permitted to offer two classes of shares as follows: Class I shares and Class N shares. Effective ______, the Fund’s original share class is designated as Class I. Generally, the Class I is comprised of those shares offered by the Fund since its inception, which does not assess a distribution or shareholder servicing fee of any kind. Class N shares assess a distribution fee of up to 0.25% and a shareholder servicing fee of up to 0.10%. Distribution and shareholder servicing fees are borne solely by Class N shares of the Fund and constitute the only expenses allocated on a class by class basis.

The changes to the bylaws and the investment restrictions are designed to give the Fund and it portfolio manager greater flexibility when implementing investment strategies designed to achieve the Fund’s objectives, consistent with applicable law. The changes to certain fundamental investment restrictions approved by the stockholders will be subsequently filed in the Statement of Additional Information and the Fund’s prospectuses. The changes to the bylaws, which included certain investment restrictions among its terms, are reflected in the Amended and Restated Bylaws, effective December 31, 2004, which will be subsequently filed. While certain investment restrictions have changed, the Fund’s objectives and principal investment strategies remain the same.

INVESTMENT OBJECTIVES AND INVESTMENT STRATEGIES

The investment objectives and strategies of the Fund described in this Statement of Additional Information ("SAI"), supplement the investment objectives and investment strategies disclosures included in the Fund's Prospectus under the caption "INVESTMENTS OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RISKS." Set forth below is additional information on the other Fund investment strategies and permissible investments which the Fund may use in an effort to obtain its primary objectives.

Certain Other Investment Strategies and Portfolio Investments

The Fund's investments in high yielding, high risk fixed income securities frequently have call or buy-back features which would permit an issuer to call or repurchase the security from the Fund. If a call were exercised by the issuer during periods of declining interest rates, the Fund would likely have to replace such called security with a lower yielding security, thus decreasing the net investment income to the Fund and dividends to shareholders. From time to time, proposals have been discussed regarding new legislation designed to limit the use of certain high yielding, high risk securities by issuers in connection with leveraged buy-outs, mergers and acquisitions, or to limit the deductibility of interest payouts on such securities. Such proposals, if enacted into law, could negatively affect the financial condition of issuers of high yield, high risk securities by removing or reducing a source of future financing, and could negatively affect the value of specific high yield, high risk issues and the high yield, high risk market in general. However, the likelihood of any such legislation or the effect thereof is uncertain.

The Fund also may invest in securities which are issued in private placements pursuant to Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"). Such securities are not registered for purchase by and sale to the public under the Securities Act. The determination of the liquidity of such securities is a question of fact for the Board of Directors to determine at the time of purchase and periodically thereafter as circumstances warrant, based upon the trading markets for the specific security, the availability of reliable price information and other relevant information. There may be a risk of little or no market for resale associated with such private placement securities if the Fund does not hold them to maturity. In addition, to the extent that qualified institutional buyers do not purchase restricted securities pursuant to Rule 144A, the Fund's investing in such securities may have the effect of increasing the level of illiquidity in the Fund's portfolio.

From time to time, the Fund may acquire preferred stock and convertible investments that carry rights to acquire common stock, and other debt securities, such as those selling at substantial discounts. These types of investments are made by the Fund when the Adviser believes such investments offer the possibility of appreciation in value.

From time to time the Fund may invest in the securities of real estate investment trusts and other real estate-based securities (including securities of companies whose assets consist substantially of real property and interests therein) listed on a national securities exchange or authorized for quotation on NASDAQ, but not more than 10% in value of the Fund's total assets will be invested in real estate investment trusts nor will more than 25% in value of the Fund's total assets be invested in the real estate industry in the aggregate.

The Fund may, but is not obligated to, invest in derivatives, including but not limited to, futures, forward contracts and foreign exchange contracts, swaps and warrants (collectively, "Derivatives"). It may do so for a variety of reasons, including to hedge certain market risks, to provide a substitute for purchasing or selling particular securities or to increase potential income gain. Derivatives may provide a less costly, quicker or more specifically focused way for the Fund to invest than "traditional" securities and currencies would. The principal derivatives transactions in which the Fund may engage are noted and described in detail below.

Futures contracts – The Fund may purchase futures contracts for securities and currencies. Futures contracts are exchange-traded agreements to buy or sell a security or a basket of securities at a specified price at a future date unless the contract is closed before the delivery date. The Fund also may enter into closing purchase and sale transactions with respect to these futures contracts. All futures contracts entered into by the Fund must be traded on U.S. exchanges or boards of trade licensed and regulated by the Commodity Futures Trading Commission (the "CFTC") or on foreign exchanges, and the Fund's futures transactions must constitute permissible transactions pursuant to regulations promulgated by the CFTC.

When securities prices are falling, the Fund may offset a decline in the value of its current portfolio securities through the sale of futures contracts. When prices are rising, the Fund can attempt to secure better prices than might be available when it intends to buy securities through the purchase of futures contracts. Similarly, a Fund can sell futures contracts on a specified currency in an attempt to protect against a decline in the value of that currency and its portfolio securities denominated in that currency. The Funds can buy futures contracts on a foreign currency to fix the price in U.S. dollars of a security denominated in that currency that the Fund has purchased or expects to buy.

Positions taken in the futures markets are not normally held to maturity, but are liquidated through offsetting transactions that may result in a profit or a loss. While the Fund's futures contracts on securities and currencies will usually be liquidated in this manner, the Fund may instead make or take delivery of the underlying securities or currencies whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures on securities or currencies are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

To the extent the Fund enters into a futures contract, it will maintain a segregated account with its custodian bank, cash or U.S. Treasury obligations equal to a specified percentage of the value of the futures contract (the initial margin), as required by the relevant contract market and futures commission merchant. The futures contract will be marked-to-market daily. Should the value of the futures contract decline relative to the Fund's position, the

Fund, if required by law, will pay the futures commission merchant an amount equal to the change in value.

Although financial futures contracts by their terms call for the actual delivery or acquisition of securities, or the cash value of the index, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities or cash. A contractual obligation is offset by buying (or selling, as the case may be) on a commodities exchange an identical financial futures contract calling for delivery in the same month. This transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities or cash. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Fund will incur brokerage fees when it buys or sells financial futures contracts.

Forward contracts and foreign exchange contracts - The Fund is authorized to enter into forward contracts and foreign exchange contracts. A forward contract is a legal contract between two parties to purchase and sell a specific quantity of a financial instrument, such as a Government security, at a price specified at the time of the contract with delivery at a specified future date. Forward contracts generally lack liquidity and there is a risk of default by the counter party. To mitigate the risk of forward contracts, the Fund monitors the credit worthiness of the counter party. Foreign exchange contracts represent agreements to exchange an amount of currency at an agreed upon future date and rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. A foreign exchange contract generally has no deposit requirement, and such transactions do not involve commissions. By entering into a foreign exchange contract for the purchase or sale of the amount of foreign currency invested in an equity or fixed income security of a foreign issuer (a "foreign security"), the Fund can hedge against possible variations in the value of the dollar versus the subject currency either between the date the foreign security is purchased or sold and the date on which payment is made or received ("transaction hedging"), or during the time the Fund holds the foreign security ("position hedging"). Hedging against a decline in the value of a currency through the use of foreign exchange contracts does not eliminate fluctuations in the prices of securities or prevent losses if the prices of securities decline. Hedging transactions preclude the opportunity for gain if the value of the hedged currency should rise. If the Fund enters into a "position hedging transaction," which is the sale of forward non-U.S. currency with respect to a security held by it and denominated in such foreign currency, the Fund's custodian will place cash or liquid securities in a separate account in an amount equal to the value of the Fund's total assets committed to the consummation of such forward contract. If the value of the securities placed in the account declines, additional cash or securities will be placed in the account so that the value of cash or securities in the account will equal the amount of the Fund's commitments with respect to such contracts. Foreign exchange contracts will not be used in all cases and, in any event, cannot completely protect the Fund against all changes in the values of foreign securities resulting from fluctuations in foreign exchange rates.

Swaps - The Fund may take advantage of opportunities in the area of swaps and certain other customized derivative instruments (provided such other instruments are used in a manner consistent with the Fund's investment objectives and investment restrictions).

A swap is a contract under which two parties agree to make payments to each other based on specified interest rates or the value of an index or other instrument, applied to a stated or "notional" amount. Swaps in which the Fund may participate generally can be classified as interest rate swaps, currency swaps, credit default swaps or equity swaps, depending on the type of index or instrument used to calculate the payments. Such swaps would increase or decrease the Fund's investment exposure to the particular interest rate, currency or equity involved. In addition to swaps, the Fund may become a party to various other customized derivative instruments entitling the counter party to certain payments on the gain or loss on the value of an underlying or referenced instrument. Certain swaps and other derivative instruments may be subject to various types of risks, including market risk, liquidity risk, counter party credit risk, legal risk and operations risk. In addition, swaps and other derivatives can involve significant economic leverage and may, in some cases, involve significant risks of loss.

Future Developments – The Fund may take advantage of opportunities in the area of futures and any other derivative instruments that are not presently contemplated for use by the Fund or that are not currently available, but which may be developed, to the extent such opportunities are consistent with the Fund's investment goals and legally permissible for the Fund.

Portfolio Turnover Rate

The portfolio turnover rate for the Fund is calculated by dividing the lesser of purchases or sales of portfolio investments for the reporting period by the monthly average value of the portfolio investments owned during the reporting period. The calculation excludes all securities, including options, whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by changes in the holdings of specific issuers, by cash requirements for redemption of shares and by requirements which enable the Fund to receive favorable tax treatment.

Although the Fund does not intend to invest for the purpose of seeking short-term profits, securities in the portfolio will be sold whenever the investment adviser believes it is appropriate to do so in light of the Funds' investment objective without regard to the length of time a particular security may have been held. For the year ended December 31, 2004, the turnover rate for the Fund was ________% compared to 104.40% for the year ended December 31, 2003. The primary reason for the variation in portfolio turnover was due to the Adviser's decision to offer greater diversification in the Fund's investments.

All percentage limitations on the Fund's investment practices apply at the time of an investment or a transaction. Thus, if an investment satisfies a percentage restriction when it is made, a later change in the value of the investment or total value of the Fund's assets will not constitute a violation of such restriction.

Disclosure of Portfolio Holdings

The Fund's Board of Directors has adopted policies and procedures governing the disclosure of the Fund's portfolio holdings. The policies and procedures are reasonably designed to ensure that disclosure of portfolio holdings and information about portfolio holdings is in the best interests of Fund shareholders and appropriately addresses the potential for material conflicts of interest. There can be no assurance that the Fund’s policies on portfolio holdings disclosure will be effective in protecting the Fund from the potential misuse of holdings by individuals or firms in possession of that information.

The Adviser’s employees are generally prohibited from disclosing the Fund’s portfolio schedule until it has been made available to the public, i.e. filed with the Securities and Exchange Commission ("SEC") or posted to the Fund’s website. The Fund's complete portfolio holdings are made available to the public on a quarterly basis generally no later than 60 days after the end of each calendar quarter end. A summary of the Fund's portfolio composition is also posted to the Fund's website at www.nicholasfunds.com under the heading "Quarterly Factsheet" generally 10 days or more following a calendar quarter end. This summary composition may include the Fund's top ten holdings and a breakdown by sector. Portfolio holdings may be disclosed to certain third party service providers and ratings/ranking organizations with whom the Fund has legitimate business purposes, including but not limited to, the Fund's custodian, its proxy voting service, Morningstar, Lipper and Factset, who, among other things, provide services to the Fund or generate statistical information.

Subject to the policies and procedures of the Fund, employees of the Adviser that are access persons under the Fund’s Codes of Ethics, have access to Fund holdings on a regular basis.

The Fund and its Adviser do not receive compensation or other consideration relating to the disclosure of information about the Fund's portfolio securities.

Employees are prohibited from purchasing or redeeming any Fund shares based on material, nonpublic information about the Fund’s portfolio.

In general, no person is authorized to disclose Fund portfolio holdings or other investment positions except in accordance with the policies and procedures adopted by the Board of Directors. Each initial disclosure of the Fund’s portfolio holdings must be authorized by the Adviser’s compliance committee in accordance with policies and procedures adopted by the Adviser designed to ensure compliance with the Investment Company Act and the Investment Advisers Act of 1940.

INVESTMENT RESTRICTIONS

The Fund has adopted the following restrictions, which are matters of fundamental policy and cannot be changed without the approval of the holders of a majority of its outstanding shares, or, if less, 67% of the shares represented at a meeting of shareholders at which 50% or more of the holders are represented in person or by proxy. The Fund may not:

1. Purchase the securities of any one issuer, except securities issued or guaranteed by the United States, or its instrumentalities or agencies, if immediately after and as a result of such purchase (a) the market value of the holdings of the Fund in the securities of such issuer exceed 5% of the market value of the Fund's total assets, or (b) the Fund owns more than 10% of the voting securities of such issuer.

2. Purchase securities of other registered investment companies, except where no sales charge or commission is incurred.

3. Purchase or sell real estate or interests in real estate, commodities or commodity futures. The Fund may invest in the securities of real estate investment trusts and other real estate-based securities (including securities of companies whose assets consist substantially of real property and interests therein) listed on a national securities exchange or authorized for quotation on NASDAQ, but not more than 10% in value of the Fund's total assets will be invested in real estate investment trusts nor will more than 25% in value of the Fund's total assets be invested in the real estate industry in the aggregate.

4. Borrow money, except, as a temporary measure for extraordinary or emergency purposes and not for investment purposes, the Fund may borrow from banks up to 10% of its total assets taken at cost.

5. Act as an underwriter of securities of other issuers.

6. Invest in companies having a record of less than three years' continuous operation.

7. Write, purchase or sell puts, calls or combinations thereof or buy on margin or sell short.

8. Mortgage, pledge, hypothecate, or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund.

9. Lend money, except for:

a. The purchase of a portion of an issue of publicly distributed debt securities;

b. The purchase of bank certificates of deposit or commercial paper;

c. The purchase of debt securities issued by the U.S. Treasury or by other federal agencies, instrumentalities or corporations with a simultaneous resale of such securities to the seller for later delivery (on an agreed upon later date or indefinitely), in an amount not to exceed 20% of the total assets, taken at market, of the Fund. Repurchase agreements maturing in more than seven days are considered illiquid assets; or

d. The purchase of a portion of bonds, debentures, or other debt securities of types commonly distributed in private placements to financial institutions, the amount of which is subject to the Fund's operating policy regarding illiquid securities.

10. Purchase or retain the securities of any issuer if an officer or director of the Fund or its Adviser individually owns more than one-half of one percent (1/2 of 1%) of the securities of such issuer and, as a group, such persons own more than 5% of the securities of such issuer.

11. Participate on a joint or joint and several basis in any securities trading account.

12. Invest in a company for the purpose of exercising management or control.

13. Concentrate its investment in particular industries, with the exception of electric companies and systems.

14. Issue senior securities in violation of the Investment Company Act of 1940, as amended.

 Investment Restrictions Which May Be Changed Without Shareholder Approval

The Fund will not invest more than 15% of its total assets in illiquid securities and will limit investments in warrants to 5% of the value of the Fund's total assets. Warrants not listed on the New York Stock Exchange ("NYSE") or American Stock Exchanges may not exceed 2% of the Fund's total assets. The Fund may not invest in oil, gas or other mineral leases. The above policies are subject to change by the Board of Directors without a shareholder vote. The Board will give advance notice to shareholders of any change to these investment restrictions by filing an amended Statement of Additional Information with the SEC.

All percentage limitations on the Fund's investment practices apply at the time of an investment or a transaction. Thus, if an investment satisfies a percentage restriction when it is made, a later change in the value of the investment or total value of the Fund's assets will not constitute a violation of such restriction.

INVESTMENT RISKS

This section contains a summary description of the risks of other investment strategies and related investments of the Fund as discussed in this Statement of Additional Information. For a description of the principal risks of investing in the Fund, please see the "INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RISKS" section in the Fund's Prospectus. As with any mutual fund, there can be no guarantee that the Fund will meet its goals or that you will not lose money on your investment. There is no guarantee the Fund's performance will be positive over any period of time.

Because of the following risks, you could lose on your investment in the Fund over the short or long-term:

Risks Related to Preferred Stock and Convertible Investments. Preferred stocks may provide a higher dividend rate than the interest yield on debt securities of the same issuer, but are subject to greater risk of fluctuation in market value and greater risk of non-receipt of income. Unlike interest on debt securities, dividends on preferred stocks must be declared by the issuer's board of directors before becoming payable. Preferred stocks are in many ways like perpetual debt securities, providing a stream of income but without a stated maturity date. Because they often lack a fixed maturity or redemption date, preferred stocks are likely to fluctuate substantially in price when interest rates change. Preferred stocks have claims on assets and earnings of the issuer which are subordinate to the claims of all creditors but senior to the claims of common stock holders.

The value of convertible preferred stock and debt securities convertible into common stock generally will be affected by its stated dividend rate or interest rate, as applicable, and the value of the underlying common stock. As a result of the conversion feature, the dividend rate or interest rate on convertible preferred stock or convertible debt securities generally is less than would be the case if the security were not convertible. Therefore, the value of convertible preferred stock and convertible debt securities will be affected by the factors that affect both equity securities (such as stock market movements) and debt securities (such as interest rates). Some convertible securities might require the Fund to sell the securities back to the issuer or a third party at a time that is disadvantageous to the Fund.

Risks Related to Investments in Repurchase Agreements. The Fund may only enter into repurchase agreements with a member bank of the Federal Reserve System or a primary dealer in U.S. Government securities. Under such agreements, the Fund buys U.S. Government securities from the bank or primary dealer and simultaneously agrees to sell the securities back to the bank or primary dealer at a mutually agreed upon time and price. While the underlying obligation is a U.S. Government security, the obligation of the seller to repurchase the security is not guaranteed by the U.S. Government. Delays or losses could result if the bank or primary dealer defaults on its repurchase obligation or becomes insolvent, which could adversely impact the Fund's net asset value.

Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. The Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund, but only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs or losses in connection with the disposition of the collateral. The Fund also would retain ownership of the securities in the event of a default under a repurchase agreement that is construed not to be a collateralized loan. In such event, the Fund also would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform.

Not more than 20% of the Fund's total net assets, taken at market, may be invested in repurchase agreements.

Risks Related to Investments in REITs and Other Real Estate-Based Securities. From time to time, the Fund may invest in REITs and other real estate-based securities listed on a national securities exchange or authorized for quotation on NASDAQ. These securities are subject to risks related to the real estate industry. The performances of these securities are dependent on the types and locations of the properties owned by the entities issuing the securities and how well the properties are managed. For instance, the income of the properties could decline due to vacancies, increased competition or poor management, and the property values of the properties could decrease due to a decline in neighborhood condition, overbuilding, uninsured damages caused by natural disasters, property tax increases or other factors. In addition, these securities also are subject to market risk (the risk that stock prices overall will decline over short or even extended periods) and interest rate risk (the risk that the prices of these securities will decrease if interest rates rise). At time of investment not more than 10% of the Fund's total assets may be invested in REITs, and in the aggregate, not more than 25% of the Fund's total assets may be invested in the real estate industry.

Risks Related to Investments in Derivative Securities. From time to time, the Fund may invest in derivatives as discussed in the section "INVESTMENT OBJECTIVES AND INVESTMENT STRATEGIES." Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the Fund's portfolio as a whole. Derivatives permit the Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities or currencies.

Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on the Fund's performance.

Derivatives may be purchased on established exchanges or over-the-counter through privately negotiated transactions. Exchange-traded derivatives generally are guaranteed by the clearing agency, which is the issuer or counter party to such derivatives. This guarantee usually is supported by a daily payment system (i.e., variation margin requirements) operated by the clearing agency in order to reduce settlement risks. As a result, unless the clearing agency defaults, there is relatively little counter party credit risk associated with derivatives purchased on an exchange. By contrast, no clearing agency guarantees over-the-counter derivatives. Therefore, each party to an over-the-counter derivative bears the risk that the counter party will default. Accordingly, the Investment Adviser will consider the creditworthiness of counter parties to over-the-counter derivatives in the same manner as it would review the credit quality of a security to be purchased by the Fund. Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.

In view of the risks inherent in all investments in securities, there is no assurance that the Fund's objectives will be achieved.

THE FUND'S INVESTMENT ADVISER

Nicholas Company, Inc., located at 700 North Water Street, Suite 1010 Milwaukee, Wisconsin 53202, is the Fund's investment adviser. The Adviser furnishes the Fund with continuous investment service and is responsible for overall management of the Fund's business affairs, subject to supervision by the Fund's Board of Directors. The Adviser is the investment adviser to six other mutual funds and numerous institutions and individuals with substantial investment portfolios.

The annual fee paid to the Adviser is paid monthly and is based on the average net assets of the Fund as determined by valuations made at the close of each business day of the month.

The following table illustrates the calculation of the Adviser's annual fee:

Net Asset Value of the Fund	Annual Fee Calculation (Based on the Average Net Asset Value of the Fund)
Up to and including $50,000,000	0.50 of 1%
Over $50,000,000 and including $100,000,000	0.40 of 1%
In excess of $100,000,000	0.30 of 1%

 The Adviser has agreed to reduce the management fee by any operating expenses (other than the management fee) incurred by the Fund’s Class I shares in excess of 0.5 of 1% of average daily net assets. The Adviser shall at least annually reimburse the Fund by offsetting against its fee all expenses incurred in excess of this amount. The total expenses of the Fund as a percentage of net assets for the year ended December 31, 2004 were ____%. During the fiscal years ended December 31, 2004, 2003, and 2002, the Fund paid the Adviser an aggregate of $__________, $490,618, and $487,544, respectively, in fees. During none of the foregoing fiscal years did the expenses borne by the Fund exceed the expense limitation then in effect and the Adviser was not required to reimburse the Fund for any additional expenses.

Under an Investment Advisory Agreement with the Fund, the Adviser, at its own expense and without reimbursement from the Fund, furnishes the Fund with office space, office facilities, executive officers and executive expenses (such as health insurance premiums for executive officers). The Adviser also pays all sales and promotional expenses of the Fund, other than expenses incurred in complying with laws regulating the issue or sale of securities. In Addition, the Fund is required to pay for all of its operating expenses, including, but not limited to, the costs of preparing and printing its registration statements required under the Securities Act of 1933 and the 1940 Act, and any amendments thereto, the expense of registering it shares with the Securities and Exchange Commission and in the various states, the printing and distribution cost of prospectuses mailed to existing shareholders and to persons making unsolicited requests for information, the cost of stock certificates, reports to shareholders, interest charges, taxes and legal expenses. Other operating expenses that the Fund is required to pay under the Investment Advisory Agreement include accounting and administrative services provided to the Fund by the Adviser. Generally, the Adviser has waived these expenses and generally has not been paid by the Fund for providing such services. The Board of Directors, including a majority of the independent directors, considered a proposal by the Adviser providing for the payment for accounting and administrative services provided by the Adviser during future periods in accordance with the terms of the Investment Advisory Agreement. In reviewing the proposal, the Board of Directors considered a number of factors, including the terms of the Investment Advisory Agreement, the quality of services provided by the Adviser, the costs to the Fund of obtaining such services from third parties, and the best interests of the shareholders. In addition, the Board considered the reasonableness of the payments to be made for such services to be the greater of (i) $50,000 annually or (ii) five basis points, on an annual basis, of the average daily net asset value as determined by valuations made at the close of each business day, up to and including $2 billion of the Fund’s net asset value and three basis points of on the Fund's net asset value greater than $2 billion, to be paid to the Adviser generally on a monthly basis. The Board of Directors determined that it was cost effective and in the shareholders' best interest that the Adviser continue to provide such accounting and administrative services, and agreed that the Fund would pay the Adviser, in accordance with the Investment Advisory Agreement and subject to the payment guidelines set forth in a resolution unanimously adopted by the Board of Directors, for the provision of accounting and administrative services by the Adviser. In reaching its decision, the Board of Directors concluded that the payment of the Adviser for providing such services, subject to the guidelines, was reasonable given the Fund’s obligations under the Investment Advisory Agreement, the quantity and quality of services provided by the Adviser, the cost of obtaining the services from a third party, and the interests of the shareholders in quality, continuity and efficiency. Also included as operating expenses which are paid by the Fund are fees of directors who are not interested persons of the Adviser or officers or employees of the Fund, salaries of administrative and clerical personnel, association membership dues, auditing, accounting and tax consulting services, fees and expenses of any custodian or trustees having custody of Fund assets, printing and mailing expenses, postage and charges and expenses of dividend disbursing agents, registrars and stock transfer agents, including the cost of keeping all necessary shareholder records and accounts and handling any problems related thereto, and certain other costs related to the aforementioned items.

The Investment Advisory Agreement with the Adviser is not assignable and may be terminated by either party, without penalty, on 60 days notice. Otherwise, the Investment Advisory Agreement continues in effect so long as it is approved annually by (i) the Board of Directors or by a vote of a majority of the outstanding shares of the Fund and (ii) in either case, by the affirmative vote of a majority of directors who are not parties to the Investment Advisory Agreement or "interested persons" of the Adviser or of the Fund, as defined in the 1940 Act, cast in person at a meeting called for the purpose of voting for such approval.

Albert O. Nicholas is Executive Vice President of the Fund, is Chief Executive Officer and Chairman of the Board of the Adviser, and is a controlling person of the Adviser through his ownership of 97% of the outstanding voting securities of the Adviser. Thomas J. Saeger, Executive Vice President of the Fund, is Executive Vice President and Assistant Secretary of the Adviser. David L. Johnson is Executive Vice President of the Fund and Executive Vice President of the Adviser. He is a brother-in-law of Albert O. Nicholas. David O. Nicholas, Co-Portfolio Manager, President and a Director of the Fund, is President and Chief Investment Officer and a Director of the Adviser. David O. Nicholas is the son of Albert O. Nicholas. Jeffrey T. May, Senior Vice President, Treasurer, Secretary and Chief Compliance Officer of the Fund, is Senior Vice President, Treasurer and Chief Compliance Officer of the Adviser. Lawrence J. Pavelec, Co-Portfolio Manager and Senior Vice President of the Fund, is Senior Vice President of the Adviser. Candace L. Lesak, Vice President of the Fund, is an employee of the Adviser. David E. Leichtfuss, 100 E. Wisconsin Avenue, Milwaukee, Wisconsin is Secretary and a Director of the Adviser. Mr. Leichtfuss is a partner in the law firm of Michael Best & Friedrich LLP, Milwaukee, Wisconsin, legal counsel to the Fund and the Adviser.

MANAGEMENT - DIRECTORS, EXECUTIVE OFFICERS AND PORTFOLIO MANAGERS OF THE FUND

The overall operations of the Fund are conducted by the officers of the Fund under the control and direction of its Board of Directors. The Board of Directors governs the Fund and is responsible for protecting the interests of shareholders. The Board of Directors consists of individuals who meet periodically throughout the year to oversee the Fund's activities and review the Fund's performance. The following table sets forth the pertinent information about the Fund's officers and directors as of January 31, 2005. Unless otherwise listed, the business address of each director and officer is 700 North Water Street, Milwaukee, WI 53202.
Name, Age and Address	Positions Held With Fund	Term of Office and Length of Time Served	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
INTERESTED DIRECTOR
David O. Nicholas, 43 (1), (3)	President, Director and Co-Portfolio Manager	(2), (4)	President, Chief Investment Officer and Director, Nicholas Company, Inc., the Adviser to the Fund and employed by the Adviser since 1986. He has been Portfolio Manager for, and primarily responsible for the day-to-day management of the portfolios of Nicholas II, Inc. and Nicholas Limited Edition, Inc. since March 1993. He also has been Co-Portfolio Manager of Nicholas Fund, Inc. since November 1996, Nicholas Income Fund, Inc. since April 2001 and Nicholas Equity Income Fund, Inc. since July 2001. He is a Chartered Financial Analyst.	4	None
DISINTERESTED DIRECTORS
Robert H. Bock, 73	Director	(2), 2 years	Private Investor, Consultant, Dean Emeritus of Business Strategy and Ethics, University of Wisconsin School of Business, 1997 to present.	5	None
Timothy P. Reiland, 48	Director	(2), (4)	Private Investor, Consultant, Chairman and Chief Financial Officer, Musicnotes, Inc., October 2001 to present. Investment Analyst from 1987 to October 2001, Tucker Anthony Incorporated, a brokerage firm. Prior to November 1999, Tucker Anthony Incorporated was known as Tucker Anthony Cleary Gull. Prior to November 1998, Tucker Anthony Cleary Gull was known as Cleary Gull Reiland and McDevitt Inc. He is a Chartered Financial Analyst.	6	None
Jay H. Robertson, 53	Director	(2), 10 years	Private Investor, April 2000 to present. Chairman of the Board of Robertson-Ryan and Associates, Inc., an insurance brokerage firm from 1993 to March 2000.	7	None
OFFICERS
Albert O. Nicholas, 74 (1), (3)	Executive Vice President	Annual, 27 years	Chief Executive Officer and Chairman of the Board, Nicholas Company, Inc., the Adviser to the Fund. He has been Co-Portfolio Manager for and primarily responsible for the day-to-day management of the portfolios of Nicholas Fund, Inc., since November 1996 and Nicholas Equity Income Fund, Inc. since July 2001. He formerly was the sole Portfolio Manager of these funds, since the time the Adviser managed them. He formerly was the Co-Portfolio Manager of Nicholas Income Fund, Inc. He is a Chartered Financial Analyst.	N/A	N/A
David L. Johnson, 62 (3)	Executive Vice President	Annual, 23 years	Executive Vice President, Nicholas Company, Inc., the Adviser to the Fund, and employed by the Adviser since 1980. He is a Chartered Financial Analyst.	N/A	N/A
Thomas J. Saeger, 60	Executive Vice President	Annual, 27 years	Executive Vice President and Assistant Secretary, Nicholas Company, Inc., the Adviser to the Fund, and employed by the Adviser since 1969. He is a Certified Public Accountant.	N/A	N/A

Jeffrey T. May, 48	Senior Vice President, Secretary, Treasurer and Chief Compliance Officer	Annual, 11 years	Senior Vice President, Treasurer and Chief Compliance Officer, Nicholas Company, Inc., the Adviser to the Fund, and employed by the Adviser since July 1987. He is Portfolio Manager for Nicholas Money Market Fund, Inc. He is a Certified Public Accountant.	N/A	N/A

Lawrence J. Pavelec, 46	Senior Vice President and Co-Portfolio manager	Annual, 2 years	Senior Vice President, Nicholas Company, Inc., the Adviser to the Fund, and employed by the Adviser since April 2003. He has been Co-Portfolio Manager for and primarily responsible for the day-to-day management of the portfolio of Nicholas Income Fund, Inc., since April 2003. He was a portfolio manager for Brandeis Investment Partners from 1999 to April 2003. He is a Chartered Financial Analyst.	N/A	N/A
Candace L. Lesak, 47	Vice President	Annual, 18 years	Employee, Nicholas Company, Inc., the Adviser to the Fund, since February 1983. She is a Certified Financial Planner.	N/A	N/A

 ____________________

(1) David O. Nicholas is the only director of the Fund who is an "interested person" of the Fund, as that term is defined in the 1940 Act. Mr. Nicholas also is Chief Investment Officer, President and a Director of the Adviser.

(2) Until duly elected or re-elected at a subsequent annual meeting of the Fund.

(3) David O. Nicholas is the son of Albert O. Nicholas. David L. Johnson is the brother-in-law of Albert O. Nicholas.

(4) Elected October 29, 2004.

See "The Fund's Investment Adviser" for a description of the relationships of the officers of the Fund to the Adviser and the family relationships between directors of the Adviser and officers and directors of the Fund.

The table below sets forth the aggregate dollar range of shares owned beneficially by each director of the Fund as of December 31, 2004. In addition, the table sets forth the dollar range of shares beneficially owned by each director of the other mutual funds that Nicholas Company, Inc. advises which are overseen by such director as of December 31, 2004.

Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies
David O. Nicholas
Robert H. Bock
Timothy P. Reiland
Jay H. Robertson

 The Investment Advisory Agreement between the Fund and Nicholas Company, Inc. states that the Fund shall pay the directors' fees of directors who are not interested persons of Nicholas High Income Fund, Inc. The amount of such fees is subject to increase or decrease at any time, but is subject to the overall limitation on the Fund's annual expenses.

The table below sets forth the aggregate compensation received by all directors of the Fund during the fiscal year ended December 31, 2004. No officers of the Fund receive any compensation from the Fund, but rather, are compensated by the Adviser in accordance with its investment advisory agreement with the Fund.

Name	Aggregate Compensation From the Fund (1)	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex Paid to Directors(1)
Albert O. Nicholas (2)	$	$	$	$
David O. Nicholas (2)
Robert H. Bock (2)
Timothy P. Reiland (2)
Jay H. Robertson (2)
_______________

(1) During the fiscal year ended December 31, 2004, the Fund and other funds in its Fund Complex (i.e., those funds which also have Nicholas Company, Inc. as its investment adviser, namely Nicholas Fund, Inc., Nicholas Equity Income Fund, Inc., Nicholas Limited Edition, Inc., Nicholas Liberty Fund (a series of the Nicholas Family of Funds, Inc.), Nicholas II, Inc. and Nicholas Money Market Fund, Inc.) compensated those directors who are not "interested persons" of the Adviser in the form of meeting attendance fees. During the fiscal year ended December 31, 2004, the Fund compensated the disinterested directors at a rate of $1,000 per director per meeting attended. The disinterested directors did not receive any other form or amount of compensation from the Fund Complex during the fiscal year ended December 31, 2004. All other directors and officers of the Fund were compensated by the Adviser in accordance with its investment advisory agreement.

(2) Mr. Albert O. Nicholas resigned as a member of the Board of Directors effective October 29, 2004. Mr. David Nicholas was elected as a member of the Board of Directors effective October 29, 2004. He also is a member of the Board of Directors of Nicholas Limited Edition, Inc., Nicholas Liberty Fund (a series of the Nicholas Family of Funds, Inc.) and Nicholas II, Inc. Mr. Bock also is a member of the Board of Directors of Nicholas Fund, Inc., Nicholas Limited Edition, Inc., Nicholas II, Inc. and Nicholas Equity Income Fund, Inc. Mr. Reiland was elected as a member of the Board of Directors effective October 29, 2004. He also is a member of the Board of Directors of Nicholas Limited Edition, Inc., Nicholas Liberty Fund (a series of the Nicholas Family of Funds, Inc.), Nicholas II, Inc., Nicholas Equity Income Fund, Inc. and Nicholas Money Market Fund, Inc. Mr. Robertson also is a member of the Board of Directors of Nicholas Fund, Inc. Nicholas Limited Edition, Inc., Nicholas Liberty Fund (a series of the Nicholas Family of Funds, Inc.), Nicholas II, Inc., Nicholas Equity Income Fund, Inc. and Nicholas Money Market Fund, Inc.

During 2002, three officers of the Fund made investments aggregating $235,000 in the common stock of Musicnotes, Inc., a company in which Timothy P. Reiland is the Chairman and Chief Financial Officer. Those investments represent approximately 2% of the outstanding common stock of Musicnotes, Inc.

In February 2004, the Board of Directors of the Fund renewed the one-year term of the Investment Advisory Agreement by and between the Fund and the Adviser through February 2005. In connection with renewal of the Investment Advisory Agreement, no changes to the amount or manner of calculation of the management fee or the terms of the agreement were proposed by Adviser or adopted by the Board. For the fiscal year ended December 31, 2004, the management fee was ____% and the Fund's total expense ratio (including the management fee) was ___%. In renewing the Investment Advisory Agreement, the Board carefully considered the following factors on an absolute basis and relative to the Fund's peer group: (i) the Fund's expense ratio, which was low compared to the overall peer group; (ii) the Fund's performance on a short-term and long-term basis; (iii) the Fund's management fee; (iv) the overall performance of the market as measured by a number of different indices, including a peer group of 20 high yield bond and intermediate-term bond funds, and (v) the range and quality of the services offered by the Adviser. The peer group fund data included primarily high yield bond and intermediate-term bond funds. In reviewing the Fund's expenses, yield and performance relative to peer group data, the Board noted the Fund ranked 2nd relative to the peer group on an expense ratio basis and ranked 7th in terms of 12-month yield. The Board noted that the Fund had made improvements in terms of total return in relation to the peer group, in that it was 14th in terms of 1-year return, 11th in terms of 3-year return, 14th in terms of 5-year return and 5th in terms of 10-year return and 4th in terms of 15-year return.

The Fund and the Adviser adhere to Codes of Ethics ("Codes") established and adopted by their Boards of Directors pursuant to Rule 17j-1 under the Investment Company Act of 1940, as amended. The Codes govern the personal trading activities of all "Access Persons" of the Fund and the Adviser. Access Persons include every director and officer of the Adviser and the investment companies managed by the Adviser, including the Fund, as well as certain employees of the Adviser and Fund who, in connection with their regular functions and duties, make, participate in, or obtain information regarding the purchase or sale of a security by the Adviser or the Fund, or whose functions relate to the making of a recommendation with respect to such purchases or sales. The Codes are based on the principle that such Access Persons have a fiduciary duty to place the interests of the Fund and the Adviser's clients above their own.

The Codes provide for trading "black out" periods of fifteen calendar days during which time Access Persons may not trade in securities which have been purchased or sold, or are being considered for purchase or sale, by the Fund or any other registered investment company or account to which the Adviser serves as investment adviser, unless the transaction is pre-approved by the Fund or the Adviser, as applicable. In addition, the Codes ban Access Persons from engaging in any manipulative or deceptive practices in connection with certain securities held or to be acquired by the Fund. The Codes also require that Access Persons obtain pre-approval prior to investing in any initial public offering or private placement.

As a shareholder of the companies in which the Fund invests, the Fund receives proxies to vote at those companies' annual or special meetings. The Fund has adopted Proxy Voting Policies and Procedures ("Proxy Voting Policies") pursuant to which the Fund votes shares owned by the Fund. The Fund always endeavors to vote proxies relating to portfolio securities in accordance with its best judgment as to the advancement of the Fund's investment objectives. The general principles of the Proxy Voting Policies reflect the Fund's basic investment criterion that good company management is shareholder focused and should generally be supported. The Fund generally supports management on routine matters and supports management proposals that are plainly in the interests of shareholders. The Fund’s management reviews the Proxy Voting Policies annually.

Subject to the Board's oversight, the Fund has final authority and fiduciary responsibility for voting proxies received by the Fund; however, it has delegated the implementation of the Fund's Proxy Voting Policies to a proxy voting service that is not affiliated with the Fund or its adviser. The Adviser generally anticipates that it will follow the Fund’s proxy voting guidelines.

The following is a summary of the manner in which the Fund would normally expect to vote on certain matters that typically are included in the proxies that the Fund receives each year; however, each proxy needs to be considered separately and the Fund's vote may vary depending upon the actual circumstances presented. Proxies for extraordinary matters, such as mergers, reorganizations and other corporate transactions, are necessarily considered on a case-by-case basis in light of the merits of the individual transactions.

ELECTION OF DIRECTORS, CORPORATE GOVERNANCE AND ROUTINE MATTERS - Generally, the Fund supports the company's nominees to serve as directors. The Fund generally supports management on routine corporate matters and matters relating to corporate governance. For example, the Fund generally expects to support management on the following matters: increases in the number of authorized shares of or issuances of common stock or other equity securities; provisions of the corporate charter addressing indemnification of directors and officers; stock repurchase plans; and the selection of independent accountants. The types of matters on corporate governance that the Adviser would expect to vote against include: the issuance of preferred shares where the board of directors has complete freedom as to the terms of the preferred; the adoption of a classified board; the adoption of poison pill plans or similar anti-takeover measures; and the authorization of a class of shares not held by the Fund with superior voting rights.

COMPENSATION ARRANGEMENTS AND STOCK OPTION PLANS - The Fund reviews on a case-by-case basis compensation arrangements and the establishment of stock option plans. The Fund generally believes, if its view of management is favorable enough that the Fund has invested in the company, arrangements that align the interests of management and shareholders are beneficial to long-term performance. However, some arrangements or plans have features that the Fund would oppose. For example, the Fund would vote against an option plan that has the potential to unreasonably dilute the interests of existing shareholders, permit equity overhang that exceed certain levels or that allow for the repricing of outstanding options.

SOCIAL POLICY BASED PROPOSALS - Generally, the Adviser will vote in accordance with management recommendations on proposals addressing social or political issues.

If the Fund’s management believes that a conflict of interest exists with respect to its exercise of any proxy received by the Fund, the Fund will generally rely on the recommendations of the independent proxy voting service. The Adviser’s compliance staff will review any votes where a potential conflict exists and the Fund does not rely on the proxy voting services recommendations. A conflict of interest may arise, for example, if the company to which the proxy relates is a client of the Adviser or one of its affiliates or if the Adviser or one of its affiliates has a material business relationship with that company.

Every August, commencing in 2004, the Fund will file with the Securities and Exchange Commission information regarding the voting of proxies by the Fund for the 12-month period ending the preceding June 30th. Shareholders will be able to view such filings on the Commission's website at http://www.sec.gov or at the Fund's website at http://www.nicholasfunds.com. Shareholders may also obtain a copy of the Proxy Voting Policies by contacting the Fund at 800.227.5987 (toll-free).

 PRINCIPAL SHAREHOLDERS

Nicholas Company, Inc., the investment adviser to the Fund, beneficially owned __________ shares of the Fund’s Class I, or ____%, as of ___________. Of this amount, _____ shares were owned of record by Albert O. Nicholas, Executive Vice President of the Fund, Chief Executive Officer and Chairman of the Board of the Adviser, and owner of 97% of the outstanding voting securities of the Adviser; Nancy Nicholas, the spouse of Albert O. Nicholas, owned of record _____ shares; the Nicholas Family Foundation owned of record _____ shares; the Nicholas Company, Inc. Employees Profit-Sharing Trust, of which Mr. Nicholas and David E. Leichtfuss are trustees, owned of record _____ shares; the Williams Heart Foundation, of which Mrs. Nicholas is Treasurer, owned of record _____ shares; and the Church of the Atonement, of which Mr. Nicholas is Treasurer, owned of record _____ shares of the Fund’s Class I.

No other persons are known to the Fund to own beneficially or of record 5% or more of the outstanding shares of the Fund’s Class I as of January 31, 2005. All directors and executive officers of the Fund as a group (10 in number) beneficially owned approximately _____% of the outstanding shares of the Fund’s Class I as of January 31, 2005. Please note that since the Funds Class N shares have not been offered prior to the date of this SAI, no information is available.

DISTRIBUTION OF FUND SHARES

Distribution Plan

As noted in the Fund’s Class N shares Prospectus, the Fund has adopted a distribution plan pursuant to Rule 12b-1 promulgated pursuant to the 1940 Act (the "Distribution Plan") on behalf of the Class N shares of the Fund. Under the Distribution Plan, the Class N shares pay a fee to the Adviser for distribution services (the "Distribution Fee") at an annual rate of 0.25% of the Fund’s average daily net asset value attributable to Class N shares. The Distribution Plan provides that the Adviser may use all or any portion of such Distribution Fee to finance any activity that is principally intended to result in the sale of the Class N shares, subject to the terms of the Distribution Plan, or to provide certain shareholder services. The activities intended to promote Class N shares may also benefit the Fund’s other share class.

The Distribution Fee is payable to the Adviser regardless of the distribution-related expenses actually incurred. Because the Distribution Fee is not directly tied to expenses, the amount of distribution fees paid by Class N shares during any year may be more or less than actual expenses incurred pursuant to the Distribution Plan. For this reason, this type of distribution fee arrangement is characterized by the staff of the SEC as a "compensation" plan.

The Adviser may use the Distribution Fee to pay for services covered by the Distribution Plan including, but not limited to, advertising, compensating underwriters, dealers and selling personnel engaged in the distribution of Class N shares, the printing and mailing of prospectuses, statements of additional information and reports to other than current Fund shareholders, the printing and mailing of sales literature pertaining to the Fund, and obtaining whatever information, analyses and reports with respect to marketing and promotional activities that the Fund may, from time to time, deem advisable.

The Distribution Plan provides that it will continue from year to year upon approval by the majority vote of the Board of Directors, including a majority of the directors who are not "interested persons" of the Fund, as defined in the 1940 Act, and who have no direct or indirect financial interest in the operations of the Distribution Plan or in any agreement related to such plan (the "Qualified Directors"), as required by the 1940 Act, currently cast in person at a meeting called for that purpose. It is also required that the directors who are not "interested persons" of the Fund, select and nominate all other directors who are not "interested persons" of the Fund. The Distribution Plan and any related agreements may not be amended to materially increase the amounts to be spent for distribution expenses without approval of shareholders holding a majority of the Class N shares outstanding. All material amendments to the Distribution Plan or any related agreements must be approved by a vote of a majority of the Board of Directors and the Qualified Directors, cast in person at a meeting called for the purpose of voting on any such amendment. The Class N shares are entitled to exclusive voting rights with respect to matters concerning the Distribution Plan.

The Distribution Plan requires that the Adviser provide to the Board of Directors, at least quarterly, a written report on the amounts and purpose of any payment made under the Distribution Plan. The Adviser is also required to furnish the Board of Directors with such other information as may reasonably be requested in order to enable the Board of Directors to make an informed determination of whether the Distribution Plan should be continued. With the exception of the Adviser, no "interested person" of the Fund, as defined in the 1940 Act, and no Qualified Director of the Fund has or had a direct or indirect financial interest in the Distribution Plan or any related agreement.

As noted above, the Distribution Plan provides Class N shares the ability to use Fund assets to pay financial intermediaries (including those that sponsor mutual fund supermarkets), plan administrators and other service providers to finance any activity that is principally intended to result in the sale of Fund shares (distribution services). The payments made by the Fund to these financial intermediaries are based primarily on the dollar amount of assets invested in the Fund through the financial intermediaries. These financial intermediaries may pay a portion of the payments that they receive from the Fund to their investment professionals. In addition to the ongoing asset-based fees paid to these financial intermediaries under the Fund’s Distribution Plan, the Class N shares of the Fund may, from time to time, make payments under the Distribution Plan that help defray the expenses incurred by these intermediaries for conducting training and educational meetings about various aspects of the Fund for their employees. In addition, the Class N shares may make payments under the Distribution Plan for exhibition space and otherwise help defray the expenses these financial intermediaries incur in hosting client seminars where the Fund is discussed.

To the extent these asset-based fees and other payments made under the Distribution Plan to these financial intermediaries for the distribution services they provide to the Fund exceed the Distribution fees available, these payments are made by the Adviser from its own resources, which may include its profits from the advisory fee it receives from the Fund. In addition, the Fund’s Class N shares may participate in various "fund supermarkets" in which a mutual fund supermarket sponsor (usually a broker-dealer) offers many mutual funds to the sponsor's customers without charging the customers a sales charge. In connection with its participation in such platforms, the Adviser may use all or a portion of the Distribution fee to pay one or more supermarket sponsors a negotiated fee for distributing the Fund's Class N shares. In addition, in its discretion, the Adviser may pay additional fees to such intermediaries from its own assets.

Shareholder Servicing Plan

The Fund has adopted a shareholder service plan (the "Service Plan") on behalf of the Class N shares, pursuant to which the Fund pays the Adviser an amount not to exceed 0.10% of Class N share’s average daily net assets attributable to the Class N shares for providing or arranging for shareholder support services provided to individuals and plans holding Class N shares. The Class N shares of the Fund is responsible for paying shareholder servicing fees to the Adviser and/or various shareholder servicing agents that perform shareholder servicing functions and maintenance of shareholder accounts on behalf of the Class N shareholders. These services may also include the payment to financial intermediaries (including those that sponsor mutual fund supermarkets) and other service providers to obtain shareholder services and maintenance of shareholder accounts (including such services provided by broker-dealers that maintain all individual shareholder account records of, and provide shareholder servicing to, their customers who invest in the Fund through a single "omnibus" account of the broker-dealer).

Under the Service Plan, payments to the Adviser are calculated and paid at least annually. In the event that payments to the Adviser during a fiscal year exceed the amounts expended (or accrued, in the case of payments to certain service organizations) during a fiscal year, the Adviser must refund any such excess to the Class N shares. Payments to the Adviser may be discontinued, or the rate amended, at any time by the Board of Directors, in its sole discretion. The Adviser is authorized to make final and binding decisions as to all matters relating to payments to service organizations.

To the extent these asset-based fees and other payments to these financial intermediaries for shareholder servicing and account maintenance they provide to the Fund exceed the shareholder servicing fees available, these payments are made by the Adviser from its own resources, which may include its profits from the advisory fee it receives from the Fund. In addition, the Fund’s Class N shares may participate in various "Fund Supermarkets" in which a mutual fund supermarket sponsor (usually a broker-dealer) offers many mutual funds to the sponsor's customers without charging the customers a sales charge. The Fund pays the supermarket sponsor a negotiated fee for continuing services for maintaining shareholder account records and providing shareholder servicing to their brokerage customers who are shareholders of the Fund. If the supermarket sponsor's shareholder servicing fees exceed the shareholder servicing fees available from the Class N shares of the Fund, then the Adviser pays the remainder from its own resources.

PURCHASE, REDEMPTION AND PRICING OF FUND SHARES

The sections captioned "PURCHASE OF FUND SHARES," "REDEMPTION OF FUND SHARES," and "EXCHANGE BETWEEN FUNDS" in the Fund's Prospectus discuss how you may purchase, redeem or exchange shares of the Fund and are incorporated into this SAI by reference.

Although not anticipated, it is possible that conditions may arise in the future which would, in the opinion of the Fund's Adviser or Board of Directors, make it undesirable for the Fund to pay for all redemptions in cash. In such cases, the Board may authorize payment to be made in portfolio securities or other property of the Fund. However, the Fund has obligated itself under the 1940 Act to redeem for cash all shares presented for redemption by any one shareholder up to $250,000 (or 1% of the Fund's net assets if that is less) in any 90-day period. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving such securities would incur brokerage costs when these securities are sold.

The right of redemption may be suspended and the date of payment postponed for more than seven days for any period during which the New York Stock Exchange ("NYSE") is closed other than the customary weekend and holiday closings, and may be suspended for any period during which trading on the NYSE is restricted as determined by the Securities and Exchange Commission ("SEC"), or the SEC has by order permitted such suspension, or the SEC has determined that an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of its securities or to determine fairly the value of its net assets.

Shareholder purchase, redemption and exchange orders are processed using the net asset value ("NAV") next calculated after receipt of such request in proper order by the Fund (or an Authorized Agent of the Fund). The NAV is determined by dividing the total value in U.S. dollars of the Fund's total net assets by the total number of shares outstanding at that time. Net assets of the Fund are determined by deducting the liabilities of the Fund from the total assets of the Fund. The NAV is determined as of the close of trading on the New York Stock Exchange ("NYSE") on each day the NYSE is open for unrestricted trading. The NYSE is open for trading Monday through Friday except New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Additionally, if any of the aforementioned holidays falls on a Saturday, the NYSE generally will not be open for trading on the preceding Friday, and when any such holiday falls on a Sunday, the NYSE generally will not be open for trading on the succeeding Monday, unless unusual business conditions exist (such as the ending of a monthly or yearly accounting period).

Bid prices for debt securities are obtained from the Fund's pricing service which consults one or more market makers of each debt security being priced. Debt securities listed on a national exchange may be priced at the last sale price if the Fund's pricing service believes such price represents market value of the security for institutional trades. The pricing of all debt securities takes into account the fact that the Fund trades in institutional size trading units. Equity securities traded on a stock exchange ordinarily will be valued on the basis of the last sale price on the date of valuation on the securities principal exchange, or in the absence of any sale on that day, the closing bid price. For valuing securities traded on the NASDAQ market, the Fund uses the NASDAQ Official Closing Price ("NOCP"). Securities for which there are no readily available market quotations and other assets and liabilities of the Fund are valued at their then fair value using methods determined in good faith by the Board of Directors.

ANTI-MONEY LAUNDERING PROGRAM

The Fund has established an Anti-Money Laundering Compliance Program (the "Program") as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"). In order to ensure compliance with this law, the Fund's Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Fund's transfer agent has established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including the Office of Foreign Asset Control ("OFAC") and a complete and thorough review of all new opening account applications. The Fund will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAX STATUS

The Fund intends to qualify annually as a "regulated investment company" under the Internal Revenue Code of 1986 (the "Code") and intends to take all other action required to ensure that little or no federal income or excise taxes will be payable by the Fund. As a result, the Fund generally will seek to distribute annually substantially all of its net investment income and net realized capital gains (after utilization of any available capital loss carryovers). If the Fund fails to qualify as a regulated investment company under the Internal Revenue Code, its income will be subject to federal income tax, and dividends paid to shareholders will continue to be subject to federal income tax.

The Code generally imposes a 4% nondeductible excise tax on a regulated investment company, such as the Fund, if it does not distribute to its shareholders during the calendar year an amount equal to 98% of the Fund's net investment income, with certain adjustments, for such calendar year, plus 98% of the Fund's capital gains (if any) for the one-year period ending on October 31 of such calendar year. In addition, an amount equal to any undistributed net investment income or capital gains from the previous calendar year also must be distributed to avoid the excise tax. The excise tax is imposed on the amount by which the Fund does not meet the foregoing distribution requirements. The Fund intends to make distributions necessary to avoid imposition of the excise tax.

Dividends of the Fund, if any, are paid to shareholders on or about the end of April, July, October and December. In those years in which sales of portfolio securities result in net realized capital gains (after utilization of any available capital loss carryforwards), such gains are distributed to shareholders in December or January. It is the practice of the Fund to distribute capital gains in shares of the Fund at NAV or, at each shareholder's election, in cash. An election must be received by Firstar prior to the record date of any particular distribution for the election to be effective for that distribution.

For federal income tax purposes, dividends and distributions by the Fund, whether received in cash or invested in additional shares of the Fund, will be taxable to the Fund's shareholders, except those shareholders that are not subject to tax on their income. Net realized long-term gains are paid to shareholders as capital gain distributions. Income distributed from the Fund's net investment income and net realized short-term gains are paid to shareholders as ordinary income dividends. Distributions may be taxable at different rates depending on the length of time the Fund holds a security. The Fund will provide information to shareholders concerning the character and federal tax treatment of all dividends and distributions.

Dividends paid by the Fund to individual shareholders will not qualify for any dividends received exclusion; however, corporate shareholders will be eligible for a dividends received deduction, subject to a reduction for various reasons, including the fact that the total of dividends received from domestic corporations in any year are less than 100% of the Fund's gross income.

At the time of purchase of Fund shares, the Fund may have undistributed income or capital gains included in the computation of the NAV. Therefore, a dividend or capital gain distribution received shortly after such purchase by a shareholder may be taxable to the shareholder, although it is, in whole or part, a return of capital and will have the effect of reducing the NAV. As of December 31, 2004, the Fund had a capital loss carryforward and will make no capital gains distribution as long as such conditions exist. The Fund has approximately $___________ and $83,303,000 of net capital losses as of December 31, 2004 and 2003, respectively, which may be used to offset capital gains in future years. Capital loss carryovers of approximately $9,476,000 will expire in 2007, $19,346,000 in 2008, $30,985,000 in 2009, $23,496,000 in 2010, and $_________ in 2011.

Net realized losses on investments are not available as income tax deductions to Fund shareholders but give rise to capital loss carryforwards of the Fund which may be used to offset future realized capital gains (if any) otherwise distributable to shareholders. Dividends and any capital gains distributions may be subject to state and local taxes.

The foregoing tax discussion relates to federal income taxes only and is not intended to be a complete discussion of all federal tax consequences. You should consult with a tax adviser concerning the federal, state and local tax aspects of an investment in the Fund.

PORTFOLIO TRANSACTIONS AND BROKERAGE

The Adviser decides which securities to buy for the Fund and when to sell them. It also selects the broker or dealer who places the Fund's investment business and negotiates their commissions. The Adviser selects a broker or dealer to execute a portfolio transaction on the basis that such broker or dealer will execute the order as promptly and efficiently as possible, subject to the overriding policy of the Fund. This policy is to obtain the best market price and reasonable execution for all its transactions, giving due consideration to such factors as reliability of execution and the value of research, statistical and price quotation services provided by such broker or dealer. The research services provided by brokers consist of recommendations to purchase or sell specific securities, the rendering of advice regarding events involving specific companies and events and current conditions in specific industries, and the rendering of advice regarding general economic conditions affecting the stock market and the economy. The Fund and the Adviser are not affiliated with any broker or dealer.

Purchases and sales of portfolio securities are frequently placed, without any agreement or undertaking to do so, with brokers and dealers who provide the Adviser with brokerage and research services. Section 28(e) of the Securities Exchange Act of 1934 ("Section 28(e)") permits the Adviser, under certain circumstances, to cause the Fund to pay a broker or dealer a commission for effecting a transaction in recognition of the value of the brokerage and research service provided by the broker or dealer. Brokerage and research services include (i) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (ii) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and (iii) effecting securities transactions and performing functions incidental thereto. Such commissions may be less than, equal to or exceed the amount another broker would have charged for effecting the transaction.

The Adviser believes it is important to its investment decision-making process to have access to independent research. The Adviser understands that since the brokers and dealers rendering such services are compensated through commissions, such services would be unilaterally reduced or eliminated by the brokers and dealers if none of the Fund's transactions were placed through them. While these services have value which cannot be measured in dollars, the Adviser believes such services do not reduce the Fund's or the Adviser's expenses. Higher commissions may be paid by the Fund, provided (i) the Adviser determines in good faith that the amount is reasonable in relation to the services in terms of the particular transaction or in terms of the Adviser's overall responsibilities with respect to the accounts as to which it exercises investment discretion; (ii) such payment is made in compliance with the provisions of Section 28(e) and other applicable state and federal law; and (iii) in the Adviser's opinion, the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term.

In instances where the Adviser determines that the supplemental research and statistical services are of significant value, it is the practice of the Adviser to place the Fund's transactions with brokers or dealers who are paid a higher commission than other brokers or dealers. The Adviser utilizes research and other information obtained from brokers and dealers in managing its other client accounts. On the other hand, the Adviser obtains research and information from brokers and dealers who transact trades for the Advisor's other client accounts, which is also utilized by the Adviser in managing the Fund's portfolio.

The following table shows the dollar amount of brokerage commissions paid to firms by the Fund for certain research services provided and the approximate dollar amount of the transactions involved for the fiscal year ended December 31, 2004.

	Amount of Commissions Paid to Firms that Provided Research Services (1)	Amount of Brokerage Transactions Involved (1)
The Fund	$____	$____

(1) The provision of such research services was not the only factor considered in the placement of all noted business with such firms. In addition, the amounts disclosed do not include commissions paid to firms who provided unsolicited research services as well as research customarily provided by brokerage firms in the normal course of business.

The Adviser does not specifically negotiate commissions and charges with a broker or dealer in advance of each transaction. The approximate brokerage discount and charges are, however, generally known to the Adviser prior to effecting the transaction. In determining the overall reasonableness of the commissions paid, the Adviser compares the commission rates to those it pays on transactions for its other client accounts and to the rates generally charged in the industry to institutional investors such as the Fund. The commissions are also considered in view of the value of the research, statistical and price quotation services, if any, rendered by the broker or dealer through whom a transaction is placed.

The Adviser may effect portfolio transactions with brokers or dealers who recommend the purchase of the Fund's shares. The Adviser may not allocate brokerage on the basis of recommendations to purchase shares of the Fund.

Over-the-counter market purchases and sales of stocks and most bonds are generally transacted directly with principal market makers, who retain the difference between their cost in a security and its selling price. In some circumstances where, in the opinion of the Adviser, better prices and executions are available elsewhere, the transactions are placed through brokers who are paid commissions directly.

The Fund paid aggregate brokerage commissions of approximately $_____, 6,085, and $8,151 in fiscal year 2004, 2003, and 2002, respectively. The decrease in the amount of brokerage commissions paid by the Fund in fiscal 2002 relative to fiscal 2001 is attributable to the decrease in purchases and sales of the Fund's equity investments in fiscal 2002.

The Adviser, which is the investment adviser to seven registered investment companies (including the Fund) and other advisory clients (collectively, "client accounts"), may occasionally make investment decisions which would involve the purchase or sale of securities for the portfolios of more than one client account at the same time. As a result, the demand for securities being purchased or the supply of securities being sold may increase, and this could have an adverse effect on the price of those securities and/or the size of the position obtained or disposed of by the client accounts. It is the Adviser's policy not to favor one client account over another in making investment recommendations or in placing orders.

The Adviser has adopted procedures that provide generally for the Adviser to aggregate (or "bunch") orders for more than one client account. An aggregated order occurs when the Adviser enters a single order for the purchase or sale of a single security on behalf of more than one client account. The Adviser may aggregate orders when it deems it to be appropriate and in the best interests of the client accounts. Pursuant to the Adviser's trade allocation procedures, client accounts will participate in any aggregated order for a security at the average share price on any given date for all of the Adviser's transactions in that security on behalf of those clients participating in the aggregated order, with transaction costs shared pro rata based on participation. When an aggregated order is only partially filled, the securities purchased generally will be allocated on a pro rata basis to each client account participating in the aggregated order based upon the initial amount requested for the account (subject to certain exceptions) and each participating account will participate at the average share price for the aggregated order on the same business day. Because a pro rata allocation may not always adequately accommodate all facts and circumstances, the trade allocation procedures allow the allocation of securities on a basis other than pro rata. For example, adjustments may be made to eliminate de minimis positions, to give priority to accounts with specialized investment policies and objectives or to consider the unique characteristics of certain accounts (e.g., available cash, industry or issuer concentration, duration or credit exposure).

The Adviser also has adopted procedures governing the allocation of securities issued in initial public offerings ("IPOs") which provide that all portfolio managers for the Adviser's client accounts shall be informed of any opportunity to acquire IPO securities which is presented to or which becomes available to the Adviser or any of its clients. Each client's portfolio manager shall assess whether or not the acquisition of IPO securities is appropriate for, and in the best interests of, his client, based upon multiple factors, including but not limited to the following: (i) the investment objective of the client; (ii) risk tolerance of the client; (iii) market capitalization of the IPO issuer; (iv) nature of the IPO issuer's business and industry; (v) current composition of the client's portfolio (including cash position); and (vi) preference of the portfolio manager for IPO investment opportunities. The IPO procedures provide that a written allocation statement shall be prepared prior to the Adviser submitting an order for IPO securities which identifies the client accounts to participate, the extent of such participation and the basis for allocation among the participating clients in the event the IPO order is partially filled. The allocation in the event of a partial order fill may be based upon a number of factors including but not limited to those specified as factors to be considered in assessing whether or not a client will invest in IPO securities. The procedures provide that any deviation from the initial allocation statement shall be approved by either Albert O. Nicholas or David O. Nicholas, and the Adviser's compliance officer.

The Adviser's procedures for allocation of IPO investment opportunities are designed to ensure that all clients are treated fairly and equitably. However, the procedures do not mandate allocation of IPO investment opportunities among its clients in equal amounts or pro rata based upon the size of the client account's assets. Adviser clients whose accounts are actively traded, have high portfolio turnover rates or invest heavily in all types of IPOs and secondary offerings may receive a greater percentage of IPO allocations than other client accounts without such characteristics.

PERFORMANCE DATA

The average annual total return of each Class of shares of the Fund is calculated according to the following formula:

P(1+T)n = ERV

where P equals a hypothetical initial payment of $1,000; T equals average annual total return; n equals the number of years; and ERV equals the ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of the period.

Average annual total return, or "T" in the above formula, is computed by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value. Average annual total return assumes the reinvestment of all dividends and distributions.

The average annual total return (after taxes on distributions) of each Class of shares is computed by finding the average annual compounded rates of return over the periods that would equate the initial amount invested to the ending value, according to the following formula:

P(1+T)n=ATVD

where "P" equals a hypothetical initial payment of $1000; "T" equals average annual total return (after taxes on distributions; "n" equals the number of years; and "ATVD" equals the ending value of a hypothetical $1,000 investment made at the beginning of the stated periods at the end of the stated periods, after taxes on Fund distributions but not after taxes on redemptions.

The average annual total return (after taxes on distributions and sale of Fund shares) of each Class of shares is computed by finding the average annual compounded rates of return over the periods that would equate the initial amount invested to the ending value, according to the following formula:

P(1+T)n=ATVDR

where "P" equals a hypothetical initial payment of $1,000; "T" equals average annual total return (after taxes on distributions; "n" equals the number of years; and "ATVDR" equals ending value of a hypothetical $1,000 investment made at the beginning of the stated periods at the end of the stated periods, after taxes on Fund distributions and redemptions.

The Fund’s after-tax returns are calculated using historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain cases the figure representing "Return After Taxes on Distributions and Sales of Fund Shares" may be higher than the other return figures of the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor. Your actual after-tax returns depend on you tax situation and may differ from those shown. If you own Fund shares in a tax-deferred account, such as a 401(k) plan or an individual retirement account ("IRA"), this information may not apply to your investment.

Cumulative total return represents the simple change in value of an investment over a stated period and may be quoted as a percentage or as a dollar amount. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship between these factors and their contributions to total return.

The Fund’s performance data represents past performance and is not intended to predict or indicate future results. The return and principal value of an investment in the Fund will fluctuate, and an investor’s redemption proceeds may be more or less than the original investment amount.

The "30-day yield" of the Fund is calculated by dividing the Fund's net investment income per share, as defined by the Securities and Exchange Commission, for the 30-day period by the net asset value per share on the last day of the stated period. Net investment income represents dividends and interest generated by the Fund's portfolio securities reduced by all expenses and any other charges that have been applied to all shareholder accounts. The calculation assumes the thirty day net investment income is compounded monthly for six months and then annualized. The Fund's distribution rate is calculated by using annualized distributions and dividing by the net asset value per share on the last day of the period. Generally, the distribution rate reflects the amounts actually paid to shareholders at a point in time and is based on book income, whereas the yield reflects the earning power, net of expenses, of the Fund's portfolio securities at a point in time. The Fund's yield may be more or less than the amount actually distributed to shareholders. Methods used to calculate advertised yields and total returns are standardized for all bond and stock mutual funds by the Securities and Exchange Commission.

The yield is computed as follows:

Yield = 2 ((((A - B / CD )+1) to the 6th power) -1)

Where:

A = Dividend and interest income

B = Expenses accrued for the period (net of expense reimbursement)

C = Average daily number of shares outstanding during the period that were entitled to receive dividends

D = Maximum offering price per share on the last day of the period

CAPITAL STRUCTURE

Nicholas High Income Fund, Inc. is authorized to issue 100,000,000 shares of common stock, par value $0.01 per share. All shares are of one class, have equal voting power and participate equally in dividends and distributions from capital gains, when and as declared by the Board of Directors, and in the residual assets of the Fund in the event of liquidation. The shares, when issued, will be fully paid and non-assessable; they will not have any preemptive, preference, sinking fund or conversion rights and the Fund may not call outstanding shares. Shares are redeemable and are transferable. Fractional shares entitle the holder to the same rights as whole shares except fractional shares have no voting rights.

Each share of common stock of the Fund is entitled to one vote in electing Directors and other matters that may be submitted to shareholders for a vote. All shares of each class have equal voting rights. However, matters affecting only a particular class can be voted on only by shareholders in that class. Only shareholders of Class N shares of the Fund are entitled to vote on matters submitted to a shareholder vote with respect to the Rule 12b-1 Plan applicable to such class. All shareholders are entitled to receive dividends when and as declared by the Board of Directors from time to time and as further discussed in the Prospectuses of each class.

STOCK CERTIFICATES

Share ownership is electronically recorded. Accordingly, the Fund will not issue certificates evidencing shares purchased. The shareholder's account will be credited with the number of shares purchased, relieving shareholders of responsibility for safekeeping of certificates and the need to deliver them upon redemption. Written confirmations are issued for all purchases of shares. For shareholders who currently hold certificates, they may deliver certificates to the Fund's transfer agent, U.S. Bancorp Fund Services, LLC ("U.S. Bancorp"), and direct that his account be credited with the shares.

ANNUAL MEETING

Under the laws of the State of Maryland, registered investment companies, such as the Fund, may operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the 1940 Act. The Fund has adopted the appropriate provisions in its By-Laws and will not hold annual meetings of shareholders unless otherwise required to do so.

In the event the Fund is not required to hold annual meetings of shareholders to elect Directors, the Board of Directors of the Fund will promptly call a meeting of shareholders of the Fund for the purpose of voting upon the question of removal of any Director when requested in writing to do so by the record holders of not less than 10% of the outstanding shares of common stock of the Fund. The affirmative vote of two-thirds of the outstanding shares, cast in person or by proxy at a meeting called for such purpose, is required to remove a Director of the Fund. The Fund will assist shareholders in communicating with each other for this purpose pursuant to the requirements of Section 16(c) of the 1940 Act.

SHAREHOLDER REPORTS

Shareholders will be provided at least semiannually with a report or a current prospectus showing the Fund's portfolio and other information. After the close of the Fund's fiscal year, which ends December 31, an annual report or current prospectus containing financial statements audited by the Fund's independent auditors, ______________________, will be sent to shareholders.

CUSTODIAN AND TRANSFER AGENT

U.S. Bank, N.A. ("U.S. Bank") acts as Custodian of the Fund. U.S. Bancorp, 615 East Michigan Street, Milwaukee, Wisconsin 53202, acts as Transfer Agent and Dividend Disbursing Agent of the Fund. As custodian, U.S. Bank holds all securities and cash of the Fund (except for cash maintained in an expense account with Bank One Milwaukee N.A., Milwaukee, Wisconsin), delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by officers of the Fund. U.S. Bank and U.S. Bancorp do not exercise any supervisory function over the management of the Fund, the purchase and sale of securities or the payment of distribution to shareholders.

INDEPENDENT AUDITORS AND LEGAL COUNSEL

_______________________________________________________, served as the Fund's independent auditors for the year ended December 31, 2004.

Michael Best & Friedrich LLP, 100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, have passed on the legality of the shares of the Fund being offered by the current Prospectus.

FINANCIAL INFORMATION

The schedule of investments, the financial statements and notes thereto and the Independent Auditors' Report contained in the Annual Report of the Fund for the fiscal year ended December 31, 2003, which have been filed with the SEC pursuant to Rule 30d-1 of the 1940 Act, are incorporated herein by reference. You may obtain a free copy of the Annual Report by writing or calling the Fund.

NICHOLAS HIGH INCOME FUND, INC.

PART C

OTHER INFORMATION

Item 22. Exhibits

(a)	Articles of Incorporation were previously filed with the Registration Statement on Form N-1A (File No. 002-10806) and are incorporated herein by reference.
(b)	Bylaws were previously filed with the Registration Statement on Form N-1A (File No. 002-10806) and are incorporated herein by reference.
(c)	Instruments Defining Rights of Security Holders is incorporated by reference to Registrant's Amended and restated Articles of Incorporation and Bylaws.
(d)	Investment Advisory Agreement was previously filed with the Registration Statement on Form N-1A (File No. 002-10806) and is incorporated herein by reference.
(e)	Underwriting Agreement is not applicable.
(f)	Bonus or Profit Sharing Contracts is not applicable.
(g)	Custodian Agreement was previously filed with the Registration Statement on Form N-1A (File No. 002-10806) and is incorporated herein by reference.
(h)	Other Material Contracts
(i) Transfer Agent Servicing Agreement to be filed.
(ii) Shareholder Servicing Plan is to be filed.
(iii) Powers of Attorney were previously filed with the Registration Statement on Form N1-A (File No. 002-10806) and are incorporated herein by reference. Power s of Attorney for David O. Nicholas and Jay H. Robertson filed herewith.
(i)	Opinion and Consent of Counsel is to be filed.
(j)	Consent of Independent Public Accountants is to be filed.
(k)	Omitted Financial Statements is not applicable.
(l)	Agreement Relating to Initial Capital is not applicable.
(m)	Rule 12b-1 Plan is to be filed.
(n)	Rule 18f-3 Plan is to be filed.
(o)	Reserved.
(p)	Code of Ethics
(i) Code of Ethics for Registrant was previously filed with the Registration Statement on Form N-1A (File No. 002-10806) on April 30, 2001 and is incorporated herein by reference.
(ii) Code of Ethics for Adviser was previously filed with the Registration Statement on Form N-1A (File No. 002-10806) on April 30, 2001 and is incorporated herein by reference.

Item 23. Persons Controlled by or Under Common Control with Registrant.

No person is directly or indirectly controlled by or under common control with the Registrant. The Registrant is not under common control with any other person. The Registrant, Nicholas Equity Income Fund, Inc., Nicholas Fund, Inc., Nicholas II, Inc., Nicholas Liberty Fund (a series of Nicholas Family of Funds, Inc.), Nicholas Limited Edition, Inc., and Nicholas Money Market Fund, Inc., which are all Maryland corporations, share a common investment adviser, Nicholas Company, Inc.; however, each such fund has an independent Board of Directors responsible for supervising the investment and business management services provided by the adviser. The Registrant does not control any other person.

Item 24. Indemnification.

Article XIII of the Amended and Restated Articles of Incorporation of the Registrant provides for the indemnification of its officers and director against liabilities incurred in such capacities to the fullest extent permitted under Maryland General Business Corporation Law and the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder (the "Investment Company Act"). However, Section 7 of the Amended and Restated Bylaws of the Registrant provide that the Registrant may not indemnify any officer or director with respect to matters as to which such person has been adjudged liable because of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

The Registrant also maintains a joint errors and omissions insurance policy with a $10.0 million limit of liability under which the Registrant, the Adviser and the other funds advised by the Adviser, and each of their respective directors and officers, are named insureds. The investment adviser to the Registrant, Nicholas Company, Inc., has, by resolution of its Board of Directors, agreed to indemnify Registrant's officers, directors and employees to the extent of any deductible or retention amount required under insurance policies providing coverage to such persons in connection with liabilities incurred by them in such capacities.

Item 25. Business and Other Connections of the Investment Adviser.

With respect to the Adviser, the response to this Item will be incorporated by reference to the Adviser's Uniform Application for Investment Adviser Registration (Form ADV) on file with the Securities and Exchange Commission ("SEC"), dated January 28, 2004. The Adviser's Form ADV may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov.

Item 26. Principal Underwriter.

Not applicable.

Item 27. Location of Accounts and Records.

The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 are maintained at the following locations:

Records Relating to:	Are located at:
Registrant's Transfer Agent	U.S. Bancorp Fund Services, LLC 615 East Michigan Street, 3rd Floor Milwaukee, WI 53202
Registrant's Custodian	U.S. Bank, National Association 425 Walnut Street Cincinnati, OH 45202
Registrant's Investment Adviser	Nicholas Company, Inc. 700 North Water Street, Suite 1010 Milwaukee, WI 53202

Item 28. Management Services Not Discussed in Parts A and B.

Not Applicable.

Item 29. Undertakings.

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant have duly caused this Registration Statement to be signed below on its behalf by the undersigned, thereunto duly authorized, in the City of Milwaukee and State of Wisconsin, on the 23rd day of December, 2004.

Nicholas Income Fund, Inc.

By: /s/ Jeffrey T. May

Jeffrey T. May, Senior Vice President,

Secretary, Treasurer and Principal
Financial and Accounting Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, this Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on the 23rd day of December, 2004.

/s/ David O. Nicholas*	President (Chief Executive
David O. Nicholas	Officer), and Director

/s/ Robert H. Bock*	Director
Robert H. Bock

/s/ Jay H. Robertson*	Director
Jay H. Robertson

/s/ Timothy P. Reiland*	Director
Timothy P. Reiland

* By:	/s/ Jeffrey T. May
Jeffrey T. May,
Attorney-in-Fact pursuant to
Power of Attorney previously filed and filed herewith.

EXHIBIT INDEX

Exhibit
Power of Attorney	EX-99.h.3.